VOYAGEUR
YOUR TAX SENSITIVE INVESTMENT MANAGER



                        MINNESOTA MUNICIPAL INCOME FUND, INC.

                     MINNESOTA MUNICIPAL INCOME FUND II, INC.

                    MINNESOTA MUNICIPAL INCOME FUND III, INC.

                          ARIZONA MUNICIPAL INCOME FUND, INC.

                        FLORIDA INSURED MUNICIPAL INCOME FUND

                 COLORADO INSURED MUNICIPAL INCOME FUND, INC.





                                  ANNUAL REPORT



                           [GRAPHIC OF PEN AND PAPER]




Dated March 31, 1997




THE VOYAGEUR FUNDS
GENERAL INFORMATION
-------------------------------------------------------------------------------

THE FUNDS

         Voyageur Minnesota Municipal Income Fund, Inc., Voyageur Minnesota Municipal Income Fund II, Inc., Voyageur Minnesota Municipal Income Fund III, Inc., Voyageur Arizona Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund and Voyageur Colorado Insured Municipal Income Fund, Inc. (the "Funds") are each, closed-end management investment companies whose shares trade on the American Stock Exchange ("ASE") under the symbols VMN, VMM, VYM, VAZ, VFL and VCF, respectively. Voyageur Minnesota Municipal Income Fund, Inc., Voyageur Minnesota Municipal Income Fund III, Inc., and Voyageur Colorado Insured Municipal Income Fund, Inc. are non-diversified management investment companies and the remaining Funds are diversified management investment companies. The investment objective of each Fund is to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. In addition, Voyageur Florida Insured Municipal Income Fund will generally seek investments that will enable its shares to be exempt from Florida's intangible personal property tax. Each Fund will seek to achieve its investment objective by investing substantially all (at least 80%) of its net assets in investment grade, tax-exempt municipal obligations.

INVESTMENT ADVISER

         Voyageur Fund Managers, Inc. (the "Adviser") acts as the Funds' investment adviser. As of March 31, 1997, the Adviser acted as the investment adviser to six closed-end investment companies and ten open-end investment companies (comprising thirty-three separate investment portfolios) and numerous private accounts with combined total assets of approximately $12.2 billion. Prior to the close of business on April 30, 1997, Voyageur had been retained under an investment advisory contract to act as each Fund's investment adviser subject to the authority of the Board of Directors' or Trustees, as appropriate for each Fund. Prior to the close of business on April 30, 1997, Voyageur was an indirect, wholly-owned subsidiary of Dougherty Financial Group, Inc. ("DFG"). After the close of business on April 30, 1997, Voyageur became an indirect, wholly-owned subsidiary of Lincoln National corporation ("LNC") as a result of LNC's acquisition of DFG. LNC, headquartered in Fort Wayne, Indiana, owns and operates insurance and investment management businesses, including Delaware Management Holdings, Inc. ("DMH"). Affiliates of DMH serve as adviser, distributor and transfer agent for the Delaware Group of Mutual Funds which currently includes 16 open-end funds and 2 closed-end funds (comprising 48 separate investment portfolios). DMH, through its subsidiaries, is responsible for the management of approximately $32 billion.

         Because LNC's acquisition of DFG resulted in a change of control of Voyageur, the Fund's previous investment advisory agreements with Voyageur were "assigned," as that term is defined by the Investment Company Act of 1940, and the previous agreements therefore terminated upon the completion of the acquisition. The Boards of Directors and Trustees of the Funds unanimously approved new investment advisory agreements at a meeting held in person on February 14, 1997, and called for a shareholders meeting to approve the new agreements. At a meeting held on April 11, 1997, the shareholders of each Fund approved its respective investment advisory agreements with either Voyageur or Delaware to become effective after the close of business on April 30, 1997, the date the acquisition was completed.


         Following April 30, 1997, VFM continues to serve as investment adviser to each Fund other than Florida Insured Municipal Income Fund and Delaware Management Company, Inc. ("DMC"), an indirect wholly-owned subsidiary of DMH, serves as investment adviser to Florida Insured Municipal Income Fund. Following the April 30, 1997, Andrew M. McCullagh, Jr. continues to serve as portfolio manager for Colorado Insured Municipal Income Fund and Arizona Municipal Income Fund and Elizabeth H. Howell continues to serve as portfolio manager for Minnesota Municipal Income Fund I, Minnesota Muncicpal Income Fund II, and Minnesota Municipal Income Fund III. Others involved in the investment process with Mr. McCullagh and Ms. Howell, including assistant portfolio managers and research analysts, have also accepted offers of employment with LNC. As of May 1, 1997, Florida Insured Municipal Income Fund will be managed by Patrick P. Coyne and Mitchell L. Conery. Messrs. Coyne and Conery each serve as Vice President/Senior Portfolio Manager of the tax-free funds and of the tax-free and fixed-income investment companies in the Delaware Group, DMC, and Delaware Capital Management, Inc. Mr. Coyne has served in various capacities within the Delaware organization for more than five years. Prior to joining the Delaware Group in 1997, Mr. Conery was an investment officer with Travelers insurance and a research analyst with CS First Boston.

SHAREHOLDER INFORMATION

         Weekly net asset value and market price information for the Funds are published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as numerous other newspapers.

DISTRIBUTIONS AND DIVIDEND REINVESTMENT PLAN

         Under the Funds' current policies, shareholders may elect to receive all dividends and other distributions in cash paid by check mailed directly to the shareholders by the dividend paying agent, Norwest Bank Minnesota, N.A., (the "Plan Agent"). Under each Fund's Dividend Reinvestment Plan, (collectively the "Plans"), common shareholders not making such election will be automatically enrolled in the Funds' Plans. Under the Plans, all distributions to common shareholders of net investment income and capital gains will be automatically reinvested in additional shares of the Funds' common shares. The Plan Agent serves as agent for the common shareholders in administering the Plans. After each Fund declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares of each Fund's common shares in the open market, on the ASE or elsewhere, for the participants' accounts. The Funds will not issue any new shares in connection with the Plans. A participant may withdraw from a plan at any time by advising the Plan Agent in writing (see address on back page under "Shareholder Servicing Agent"). Shares held in nominee name at brokerage firm may not be eligible for automatic dividend reinvestment. You should contact your financial adviser to determine such firm's policies. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be otherwise payable on dividends or distributions.

STATE OR MUNICIPAL LEASE OBLIGATIONS

         Pursuant to Board of Directors or Trustees resolutions, the Funds may invest without limit in state or municipal leases and participation interests therein. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets.

         Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the Securities and Exchange Commission. Municipal lease obligations held by the Funds will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by the Funds' Board of Directors or Trustees. Under these guidelines, the Adviser will consider factors including, but not limited to (1) whether the lease can be cancelled, (2) what assurance there is that the assets represented by the lease can be sold, (3) the municipality's general credit strength (e.g., its debt, administrative, economic and financial characteristics), (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"), and (5) the legal recourse in the event of failure to appropriate. Additionally, the lack of an established trading market for municipal lease obligations may make the determination of fair market value more difficult.

OTHER INFORMATION

         Since March 31, 1996, except as stated above, there have been (I) no material changes in the Funds' investment objectives or policies, (II) no change to the Funds' charters or by-laws, (III) no material changes in the prinicpal risk factors associated with investment in the Funds, and (IV) no changes in persons who are primarily responsible for the day-to-day management of the Funds' portfolios.



LETTER FROM THE PRESIDENT

Dear Shareholder,

For the municipal bond market, the year 1996 marked the demise of the flat tax. By the beginning of 1997, the municipal to Treasury yield ratio improved substantially, declining from 90% to a more traditional 80%. Long-term tax-exempt investors who held fast to their investments in spite of flat tax threats and municipal bond market upheaval were rewarded for their patience.

In the beginning of 1997, economic data continued to indicate surprising strength in the U.S. economy, inciting inflation fears. In March 1997, the Federal Reserve Chairman Alan Greenspan and the members of the Federal Reserve made a "preemptive" strike against inflation and voted to raise short-term interest rates by 0.25%. By increasing short-term rates the Federal Reserve hopes to slow economic growth and reduce inflationary pressures.

After Alan Greenspan's repeated "warnings" about the U.S. economy's above-target growth, the increase in federal funds rate -- the rate at which banks lend money to one another on an overnight basis -- came as no surprise to the markets. Perhaps the most apparent short-run fallout from this rate hike was its negative impact on the stock market. However, after a 10% decline, stocks have since attained new all-time highs.

History has shown that once the Federal Reserve starts raising short-term rates, more increases are generally on the way. It typically takes anywhere from six to nine months for the effects of a rate hike to become apparent. We believe a sound approach is not to fight the Federal Reserve during this time. Until the Federal Reserve is satisfied that it has successfully reduced inflationary pressures, the markets will be volatile. During this time, we urge investors to maintain a long-term perspective -- especially since historically the markets have rewarded investors for their patience.

Despite the short-term volatility caused by rising interest rates, our outlook for the bond market continues to be favorable. We believe that the Federal Reserve will be diligent in slowing the economy to a more sustainable rate. We continue to emphasize a long-term, high credit quality style of management in our closed-end municipal bond funds. Over the long term, we believe our shareholders should be pleased with the overall results of this approach -- an approach that keeps what's best for our shareholders foremost in our mind.

Sincerely,




Wayne A. Stork
President
Voyageur Minnesota Municipal Income Fund, I, II, III, Inc.
Voyageur Arizona Municipal Income Fund, Inc.
Voyageur Florida Insured Municipal Income Fund
Voyageur Colorado Insured Municipal Income Fund, Inc.





VOYAGEUR MINNESOTA MUNICIPAL INCOME FUNDS -- I, II, III


[PHOTO BOX]

ELIZABETH H. HOWELL IS THE SENIOR MUNICIPAL BOND PORTFOLIO MANAGER FOR THE VOYAGEUR MINNESOTA MUNICIPAL INCOME FUNDS -- I, II, III. MS. HOWELL HAS MORE THAN 13 YEARS OF INVESTMENT INDUSTRY EXPERIENCE.


The Minnesota Municipal Income Funds and the overall municipal bond market finished the fiscal year ended March 31, 1997, with positive total returns. In the spring of 1996, bond prices continued the price decline that began in the first quarter. However, by mid-year the tax-exempt bond market rebounded and prices rose steadily until the end of December. Throughout the first quarter of 1997, municipal bond prices fluctuated, but on March 31, 1997, returns on the Voyageur Minnesota Municipal Income Funds were modestly positive.

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND

The Voyageur Minnesota Municipal Income Fund continues to be well diversified by sector. At the Fund's fiscal year, we continued to maintain a very high credit quality in the Fund. More than half (52%) of the Fund's holdings were invested in AAA-rated securities as of March 31, 1997. Another 32% of the Fund's holdings were invested in securities rated A or higher.

The Fund is fully invested in long-term Minnesota tax-exempt municipal bonds. Many of the Fund's holdings are in older, higher coupon bonds and are trading at a premium. This has helped dampen the impact of price swings on the portfolio during the past 12 months and has contributed to the positive total return of the Fund.

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II

The Voyageur Minnesota Municipal Income Fund II continues to be well diversified by sector. At the Fund's fiscal year end, we continued to maintain a very high credit quality in the Fund. More than half (56%) of the Fund's holdings were invested in AAA-rated securities as of March 31, 1997. Another 28% of the Fund's holdings were invested in securities rated A or higher.

The Fund is fully invested in long-term Minnesota tax-exempt municipal bonds. The average call protection on the portfolio is approximately seven to eight years. Due to its duration of 9.77 years, the Fund's performance generally moves in line with the market for longer-dated Minnesota municipal bonds. In order to improve coupon income for the portfolio -- thereby creating a cushion against market fluctuations -- we have been adding bonds that are now trading at a premium and generating an above-market rate of tax-free income.

VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III

The Voyageur Minnesota Municipal Income Fund III continues to be well diversified by sector. At the Fund's fiscal year end, we continued to maintain a very high credit quality in the Fund. More than half (58%) of the Fund's holdings were invested in AAA-rated securities as of March 31, 1997. Another 10% were invested in securities rated AA.

The Fund is fully invested in long-term Minnesota tax exempt municipal bonds. The average call protection on the portfolio is approximately seven to eight years. As of March 31, 1997, the duration for the Fund was 8.85 years. This means the Fund's performance generally moves in line with the market for longer-dated Minnesota municipal bonds. In order to improve coupon income for the portfolio -- thereby creating a cushion against market fluctuations -- we have been adding bonds that are now trading at a premium and generating an above-market rate of tax free income.

OUTLOOK

Overall, our general outlook for the 1997 municipal market remains favorable. The diligent efforts of the Federal Reserve should help keep the rate of inflation low and slow the U.S. economy to a more modest and sustainable growth rate. Due to increases in interest rates, we expect the stock markets to lose a little steam in 1997 and, as a result, investors should begin allocating more of their investment dollars into fixed income investments.

For the first half of 1997, we expect municipal bonds to experience some temporary weakness as the Federal Reserve continues to try to keep inflation under control by increasing the federal funds rate. In spite of this short-term weakness, we believe the long-term trend of downward interest rates remains intact.

As a result of the recent interest rate increases, investors can expect some price relief in their tax-free investments due to the dynamics of supply and demand. In the past few years, a large portion of the municipal bond supply has been generated by refundings -- where municipalities have replaced old municipal bond issues with a new ones in order to lower their interest rate costs. As interest rates increase, refundings become economically infeasible for municipalities. We believe this decline in supply should be advantageous for tax free investors -- acting as a cushion for municipal bond prices.

We believe the overall credit quality of the municipal bond market remains strong, consistent with reasonable growth in the economy. In 1996, Standard & Poor's upgraded two credits for every one it downgraded while Moody's Investor Services upgraded four for every one downgraded.

The Minnesota economy continues to be strong. The economy is well diversified in comparison to other states and has historically been less cyclical than that of the coasts. As a result, the overall credit quality of Minnesota bonds remains very good.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ALL QUALITY RATINGS ARE BY MOODY'S INVESTORS SERVICE AND/OR STANDARD & POOR'S RATINGS SERVICES.




VOYAGEUR ARIZONA MUNICIPAL INCOME FUND

[PHOTO BOX]
ANDREW M. MCCULLAGH, JR. IS THE SENIOR MUNICIPAL BOND PORTFOLIO MANAGER FOR THE VOYAGEUR ARIZONA MUNICIPAL INCOME AND VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUNDS. MR. MCCULLAGH HAS MORE THAN 25 YEARS OF INVESTMENT INDUSTRY EXPERIENCE.


During the fiscal year ended March 31, 1997, long-term interest rates climbed approximately 44 basis points from 6.65% on March 29, 1996 to 7.09% on March 31, 1997, as measured by the Bond Buyer Index. In spite of the down market, the Voyageur Arizona Municipal Income Fund ended its fiscal year with positive total returns. This positive return was primarily due to our defensive strategy of adding income to the Fund's portfolio by selling lower trade yield bonds and replacing them with higher coupon bonds.

At its fiscal year end, the Voyageur Arizona Municipal Income Fund continued to maintain a high credit quality -- with 80% of the Fund's holdings were invested in municipal bond securities rated AAA as of March 31, 1997. The remaining holdings in the Fund are invested in securities rated A or higher. The Fund is well diversified in a wide variety of municipal bond sectors -- with the heaviest sector weightings in general obligation, health care, and water and sewer bonds. In an attempt to protect our shareholders' income streams for a longer period of time, we continue to emphasize investing in municipal bonds with longer call protection.

Arizona's economy continues to be vibrant, making it an attractive investment for municipal bond investors across the state. The supply of municipal bonds in Arizona, however, continues to be limited. Due to the strong demand for its municipal bonds, the price of Arizona municipal bonds has a tendency to be less volatile than other state issues.

OUTLOOK

Overall, our general outlook for the 1997 municipal market remains favorable. The diligent efforts of the Federal Reserve should help keep the rate of inflation low and slow the U.S. economy to a more modest and sustainable pace. Due to increases in interest rates, we expect the stock markets to lose a little steam in 1997 and, as a result, investors should begin allocating more of their investment dollars into fixed income investments.

For the first half of 1997, we expect the municipal bonds to experience some temporary weakness as the Federal Reserve continues to try to keep inflation under control by increasing the federal funds rate. In spite of this short-term weakness, we believe the long-term trend of interest rates is downward.

As a result of the recent interest rate increases, investors can expect some price relief in their tax-free investments due to the dynamics of supply and demand. In the past few years, a large portion of the municipal bond supply has been generated by refundings -- where municipalities have replaced old municipal bond issues with new ones in order to lower their interest rate costs. As interest rates increase, refundings become economically not feasible for municipalities. We believe this decline in supply should be advantageous for tax free investors -- enhancing municipal bond prices.

We believe the overall credit quality of the municipal bond market remains strong, consistent with reasonable growth in the economy. In 1996, Standard & Poor's upgraded two credits for every one it downgraded while Moody's Investor Services upgraded four for every one downgraded.

Spurred by the influx of people and businesses moving into the state, especially from California, Arizona continues to be one of the strongest economies in the United States. We continue to believe the supply of Arizona municipal bonds will continue to be limited in 1997. This limited supply -- in light of the strong demand for Arizona's municipal bonds issues -- should ultimately continue to help bolster the Fund's performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ALL QUALITY RATINGS ARE BY MOODY'S INVESTORS SERVICE AND/OR STANDARD & POOR'S RATINGS SERVICES.



VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND

[PHOTO BOX]
STEVEN P. ELDREDGE WAS SENIOR PORTFOLIO MANAGER OF VOYAGEUR INSURED MUNICIPAL BOND FUND DURING THE PAST FISCAL YEAR. ON MAY 1, 1997, PATRICK P. COYNE AND MITCHELL CONERY OF DELAWARE MANAGEMENT CO. IN PHILADELPHIA BEGAN CO-MANAGING THE FUND.


During the fiscal year ended March 31, 1997, long-term interest rates climbed approximately 44 basis points from 6.65% on March 29, 1996 to 7.09% on March 31, 1997, as measured by the Bond Buyer Index. In spite of the down market, the Voyageur Florida Insured Municipal Income Fund ended its fiscal year with positive total returns. This positive return was primarily due to our defensive strategy of adding income to the Fund's portfolio.

At its fiscal year end, the Voyageur Florida Insured Municipal Income Fund continued to maintain a high credit quality -- with 100% of the Fund invested in municipal bond securities rated AAA as of March 31, 1997. The Fund is well diversified in a wide variety of municipal bond sectors -- with the top sector weightings in general revenue, health care, and lease/COP bonds. In an attempt to protect our shareholders' income streams for a longer period of time, we continue to emphasize investing in municipal bond securities with longer call protection.

OUTLOOK

Overall, our general outlook for the 1997 municipal market remains favorable. The diligent efforts of the Federal Reserve should help keep the rate of inflation low and slow the U.S. economy to a more modest and sustainable growth rate. Due to increases in interest rates, we expect the stock markets to lose a little steam in 1997 and, as a result, investors should begin allocating more of their investment dollars into fixed income investments.

For the first half of 1997, we expect municipal bonds to experience some temporary weakness as the Federal Reserve continues to try to keep inflation under control by increasing the federal funds rate. In spite of this short-term weakness, we believe the long-term trend of downward interest rates remains intact.

However, even though we expect some modest interest rate increases by the Federal Reserve, investors can expect some price relief in their tax-free investments due to the dynamics of supply and demand. In the past few years, a large portion of the municipal bond supply has been generated by refundings -- where municipalities have replaced old municipal bond issues with a new ones in order to lower their interest rate cost. As interest rates have increased recently, refundings have become economically infeasible for municipalities. We believe this decline in supply should be advantageous for tax free investors -- acting as a cushion for municipal bond prices.

The overall credit quality of the municipal bond market remains strong, consistent with reasonable growth in the economy. In 1996, Standard & Poor's upgraded two credits for every one it downgraded while Moody's Investor Services upgraded four for every one downgraded.

Likewise, the Florida's economy continues to be relatively strong, as evidenced by the Standard & Poor's upgrade of the state from AA to AA+. This grade is a reflection of the economic strength and good balance sheets of the individual cities and counties in Florida.

The year 1996 was a good one for Florida, according to the April 1997 issue of Florida Trend. Tourists flocked to Florida in record numbers -- 42.5 million -- while activity in the real estate industry reached boom levels not seen since the late 1980s. Although some people express a concern about Florida's ongoing reliance on these two economic sectors -- tourism and real estate -- the first hints of diversification within the state are becoming apparent. In order to attract new industries and businesses, economic development efforts are intensifying and broadening on a community and state level.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ALL QUALITY RATINGS ARE BY MOODY'S INVESTORS SERVICE AND/OR STANDARD & POOR'S RATINGS SERVICES.

INSURANCE PERTAINS ONLY TO THE TIMELY PAYMENT OF PRINCIPAL AND INTEREST BY THE SECURITIES IN THE FUND'S PORTFOLIO. THE VALUE OF THE INSURED SECURITIES AND THE FUND ITSELF WILL FLUCTUATE DUE TO CHANGING MARKET CONDITIONS. NO REPRESENTATION IS MADE AS TO ANY INSURER'S ABILITY TO MEET ITS COMMITMENTS.


VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND

[PHOTO BOX]
ANDREW M. MCCULLAGH, JR. IS THE SENIOR MUNICIPAL BOND PORTFOLIO MANAGER FOR THE VOYAGEUR ARIZONA MUNICIPAL INCOME AND VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUNDS. MR. MCCULLAGH HAS MORE THAN 25 YEARS OF INVESTMENT INDUSTRY EXPERIENCE.


During the fiscal year ended March 31, 1997, long-term interest rates climbed approximately 44 basis points from 6.65% on March 29, 1996 to 7.09% on March 31, 1997, as measured by the Bond Buyer Index. In spite of the down market, the Voyageur Colorado Insured Municipal Income Fund ended its fiscal year with positive total returns. This positive return was primarily due to our defensive strategy of adding income to the Fund's portfolio by selling lower trade yield bonds and replacing them with higher coupon bonds.

At its fiscal year end, the Voyageur Colorado Insured Municipal Income Fund continued to maintain a high credit quality -- 100% of the Fund's holdings were invested in municipal bond securities rated AAA as March 31, 1997.

The Fund is well diversified in a wide variety of municipal bond sectors -- with the top sector weightings in general obligation, transportation, and education bonds. In an attempt to protect our shareholders' income streams for a longer period of time, we continue to emphasize investing in municipal bonds with longer call protection.

Colorado's economy continues to be one of the strongest in the United States, making it an attractive investment for municipal bond investors across the state. The supply of municipal bonds in Colorado, however, continues to be limited. Due to the strong demand for its municipal bonds, the price of Colorado municipal bonds has a tendency to be less volatile than other state issues.

OUTLOOK

Overall, our general outlook for the 1997 municipal market remains favorable. The diligent efforts of the Federal Reserve should help keep the rate of inflation low and slow the U.S. economy to a more modest and sustainable growth rate. Due to increases in interest rates, we expect the stock markets to lose a little steam in 1997 and, as a result, investors should begin allocating more of their investment dollars into fixed income investments.

For the first half of 1997, we expect the municipal bonds to experience some temporary weakness as the Federal Reserve continues to try to keep inflation under control by increasing the federal funds rate. In spite of this short-term weakness, we believe the long-term trend of interest rates is downward.

Due to recent interest rate increases, investors can expect some price relief in their tax-free investments due to the dynamics of supply and demand. In the past few years, a large portion of the municipal bond supply has been generated by refundings -- where municipalities have replaced old municipal bond issues with new ones in order to lower their interest rate costs. As interest rates increase, refundings become economically not feasible for municipalities. We believe this decline in supply should be advantageous for tax free investors -- enhancing municipal bond prices.

We believe the overall credit quality of the municipal bond market remains strong, consistent with reasonable growth in the economy. In 1996, Standard & Poor's upgraded two credits for every one it downgraded while Moody's Investor Services upgraded four for every one downgraded.

Although Colorado's growth is showing some signs of slowing, there are still signs of strength in the state. Colorado has a much more broad-based economy than it has had in the past -- due to a strong influx of people and businesses from the state of California. This broad-based economy should help dampen the effects of any future economic recession.

We continue to believe the supply of Colorado municipal bonds will continue to be limited in 1997. This limited supply -- in light of the strong demand for Colorado's municipal bonds issues -- should ultimately continue to help bolster the Fund's performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ALL QUALITY RATINGS ARE BY MOODY'S INVESTORS SERVICE AND/OR STANDARD & POOR'S RATINGS SERVICES.

INSURANCE PERTAINS ONLY TO THE TIMELY PAYMENT OF PRINCIPAL AND INTEREST BY THE SECURITIES IN THE FUND'S PORTFOLIO. THE VALUE OF THE INSURED SECURITIES AND THE FUND ITSELF WILL FLUCTUATE DUE TO CHANGING MARKET CONDITIONS. NO REPRESENTATION IS MADE AS TO ANY INSURER'S ABILITY TO MEET ITS COMMITMENTS.


VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND

Market Price/NAV Fluctuation form 4/1/96 through 3/31/97

[LINE GRAPH]

              Market Price    NAV

April '96         15         14.4
                  14.9       14.2
                  14.5       14.2
                  14.6       14.3
                  14.6       14.4
                  14.8       14.3
                  14.8       14.5
                  14.6       14.7
                  14.9       14.9
                  14.6       14.8
                  14.5       14.8
                  14.5       14.8
March '97         14.4       14.5

Sector Weightings/Credit Quality as of 3/31/97
(as a percentage of total net assets)

[PIE GRAPH]

Industrial                           6%
Transportation                       1%
Pollution Control                    3%
Pre-Refunded/Escrow                 10%
Education                            9%
General Obligation                  16%
Health Care                         15%
Utility                             14%
Housing                             23%

Aaa/AAA                             52%
Aa/AA                               15%
A/A                                 17%
Baa/BBB                              5%
NR/NR                               11%


Portfolio Statistics as of 3/31/97
(excluding short-term securities)

Average Effective Maturity             20.0 Years
Duration                                7.5 Years
% AMT                                  18.7%
Total Market Value                    $56.0 Million
Average Coupon                          6.5%
Average Annual Fund Performance
    Market Value *
    One Year                           2.01%
    Since Inception (5/1/92)           7.11%
Net Asset Value **
    One Year                           6.90%
    Since Inception (5/1/92)           7.55%


Past performance is no guarantee of future results.

* Assumes purchase of common shares at market price on the first day and sale on the last day of the period and reinvestment of dividends at market price, if any.

         Performance does not reflect initial sales charge or brokerage commissions.

** Assumes purchase of common share at net asset value on the first day and sale on the last day of the period and reinvestment of dividends at net asset value, if any.



VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II

Market Price/NAV Fluctuation form 4/1/96 through 3/31/97

[LINE GRAPH]

              Market Price   NAV
April '96         15         14.4
                  14.9       14.2
                  14.5       14.2
                  14.6       14.3
                  14.6       14.4
                  14.8       14.3
                  14.8       14.5
                  14.6       14.7
                  14.9       14.9
                  14.6       14.8
                  14.5       14.8
                  14.5       14.8
March '97         14.4       14.5


Sector Weightings/Credit Quality as of 3/31/97
(as a percentage of total net assets)

[PIE GRAPH]

Transportation                       4%
Industrial                           6%
Pollution Control                    6%
Pre-Refunded/Escrow                 13%
Education                           10%
Utility                              8%
Health Care                         16%
General Obligation                  15%
Housing                             21%

Aaa/AAA                             56%
Aa/AA                               17%
A/A                                 11%
Baa/BBB                             10%
NR/NR                                6%

Portfolio Statistics as of 3/31/97
(excluding short-term securities)

Average Effective Maturity              22.8 Years
Duration                                 9.8 Years
% AMT                                   19.8%
Total Market Value                    $156.4 Million
Average Coupon                           6.1%
Average Annual Fund Performance
  Market Value *
    One Year                            1.47%
    Since Inception (2/26/93)           3.59%
  Net Asset Value **
    One Year                            6.97%
    Since Inception (2/26/93)           5.32%

Past performance is no guarantee of future results.

* Assumes purchase of common shares at market price on the first day and sale on the last day of the period and reinvestment of dividends at market price, if any.

         Performance does not reflect initial sales charge or brokerage commissions.

** Assumes purchase of common share at net asset value on the first day and sale on the last day of the period and reinvestment of dividends at net asset value, if any.



VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III

Market Price/NAV Fluctuation form 4/1/96 through 3/31/97

[LINE GRAPH]

              Market Price    NAV
April '96         12         12.54
                  11.75      12.34
                  12         12.31
                  11.63      12.47
                  11.5       12.54
                  11.75      12.46
                  11.88      12.7
                  11.88      12.83
                  12.25      13.16
                  11.5       13.01
                  12         12.95
                  12.5       13.05
March '97         12.25      12.71


Sector Weightings/Credit Quality as of 3/31/97
(as a percentage of total net assets)

[PIE GRAPH]

Transportation                       3%
Pollution control                    3%
Pre-Refunded/Escrow                 12%
Education                            9%
Industrial                          11%
General Obligation                  11%
Utility                              9%
Health Care                         14%
Housing                             25%

Aaa/AAA                             58%
Aa/AA                               10%
A/A                                 14%
Baa/BBB                             13%
NR/NR                                5%


Portfolio Statistics as of 3/31/97
(excluding short-term securities)

Average Effective Maturity               22.8 Years
Duration                                  9.0 Years
% AMT                                    17.2%
Total Market Value                      $37.2 Million
Average Coupon                            6.3%
Average Annual Fund Performance
  Market Value *
    One Year                             8.62%
    Since Inception (10/29/93)           2.09%
  Net Asset Value **
    One Year                             7.50%
    Since Inception (10/29/93)           2.93%

Past performance is no guarantee of future results.

* Assumes purchase of common shares at market price on the first day and sale on the last day of the period and reinvestment of dividends at market price, if any.

         Performance does not reflect initial sales charge or brokerage commissions.

** Assumes purchase of common share at net asset value on the first day and sale on the last day of the period and reinvestment of dividends at net asset value, if any.



VOYAGEUR ARIZONA MUNICIPAL INCOME FUND

Market Price/NAV Fluctuation form 4/1/96 through 3/31/97

[LINE GRAPH]

              Market Price    NAV
April '96         12.75      13.74
                  12.625     13.59
                  12.375     13.47
                  12.25      13.66
                  12.25      13.86
                  12.5       13.68
                  12.5       13.95
                  12.625     14.1
                  13         14.39
                  12.625     14.21
                  13         14.1
                  13.125     14.2
March '97         13         13.78


Sector Weightings/Credit Quality as of 3/31/97
(as a percentage of total net assets)

[PIE GRAPH]

Industrial                      4%
Other                           7%
Housing                         8%
Education                       3%
Transportation                 11%
Health Care                    16%
Utility                        17%
General Obligation             33%

Aaa/AAA                        80%
Aa/AA                          13%
A/A                             7%


Portfolio Statistics as of 3/31/97
(excluding short-term securities)

Average Effective Maturity               17.9 Years
Duration                                  9.1 Years
% AMT                                     1.5%
Total Market Value                      $65.2 Million
Average Coupon                            5.8%
Average Annual Fund Performance
  Market Value *
    One Year                             8.20%
    Since Inception (2/26/93)            4.32%
  Net Asset Value **
    One Year                             5.94%
    Since Inception (2/26/93)            5.55%

Past performance is no guarantee of future results.

* Assumes purchase of common shares at market price on the first day and sale on the last day of the period and reinvestment of dividends at market price, if any.

         Performance does not reflect initial sales charge or brokerage commissions.

** Assumes purchase of common share at net asset value on the first day and sale on the last day of the period and reinvestment of dividends at net asset value, if any.



VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND

Market Price/NAV Fluctuation form 4/1/96 through 3/31/97

[LINE GRAPH]

              Market Price    NAV
April '96         12.75      13.71
                  12.625     13.51
                  12.25      13.43
                  12.625     13.67
                  12.625     13.81
                  12.875     13.52
                  12.375     13.91
                  12.625     14.12
                  13.125     14.42
                  12.75      14.22
                  12.875     14
                  13.125     14.07
March '97         12.5       13.67


Sector Weightings/Credit Quality as of 3/31/97
(as a percentage of total net assets)

[PIE GRAPH]

General Obligation              2%
Education                       5%
Transportation                  6%
Housing                        10%
Lease/C.O.P.                   13%
Utility                        16%
Health Care                    20%
Other Revenue                  26%

Aaa/AAA                       100%


Portfolio Statistics as of 3/31/97
(excluding short-term securities)

Average Effective Maturity                23.7 Years
Duration                                  10.6 Years
% AMT                                     13.6%
Total Market Value                       $51.9 Million
Average Coupon                             5.7%
Average Annual Fund Performance
  Market Value *
    One Year                              3.94%
    Since Inception (2/26/93)             2.91%
  Net Asset Value **
    One Year                              5.23%
    Since Inception (2/26/93)             4.86%

Past performance is no guarantee of future results.

* Assumes purchase of common shares at market price on the first day and sale on the last day of the period and reinvestment of dividends at market price, if any.

         Performance does not reflect initial sales charge or brokerage commissions.

** Assumes purchase of common share at net asset value on the first day and sale on the last day of the period and reinvestment of dividends at net asset value, if any.



VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND

Market Price/NAV Fluctuation form 4/1/96 through 3/31/97

[LINE GRAPH]

               Market Price   NAV
April '96         12.625     13.61
                  12.625     13.46
                  12.375     13.36
                  12.625     13.53
                  12.5       13.68
                  12.625     13.49
                  12.375     13.71
                  12.625     13.88
                  13         14.2
                  13         14.01
                  13.125     13.84
                  13.25      14
March '97         12.5       13.58


Sector Weightings/Credit Quality as of 3/31/97
(as a percentage of total net assets)

[PIE GRAPH]

Lease/C.O.P.                    2%
Pollution Control               1%
Pre-Refunded/Escrow             5%
Housing                         7%
Utility                         9%
Health Care                     9%
Education                       9%
Other Revenue                   5%
Transportation                 20%
General Obligation             31%

Aaa/AAA                       100%


Portfolio Statistics as of 3/31/97
(excluding short-term securities)

Average Effective Maturity               18.3 Years
Duration                                  9.3 Years
% AMT                                     0.0%
Total Market Value                     $103.7 Million
Average Coupon                            5.8%
Average Annual Fund Performance
  Market Value *
    One Year                             4.77%
    Since Inception (7/29/93)            2.22%
  Net Asset Value **
    One Year                             5.19%
    Since Inception (7/29/93)            4.35%

Past performance is no guarantee of future results.

* Assumes purchase of common shares at market price on the first day and sale on the last day of the period and reinvestment of dividends at market price, if any.

         Performance does not reflect initial sales charge or brokerage commissions.

** Assumes purchase of common share at net asset value on the first day and sale on the last day of the period and reinvestment of dividends at net asset value, if any.




INDEPENDENT AUDITORS' REPORT

The Board of Directors or Trustees and Shareholders
Voyageur Minnesota Municipal Income Fund, Inc.
Voyageur Minnesota Municipal Income Fund II, Inc.
Voyageur Minnesota Municipal Income Fund III, Inc.
Voyageur Arizona Municipal Income Fund, Inc.
Voyageur Florida Insured Municipal Income Fund
Voyageur Colorado Insured Municipal Income Fund, Inc.:

         We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities of Voyageur Minnesota Municipal Income Fund, Inc., Voyageur Minnesota Municipal Income Fund II, Inc., Voyageur Minnesota Municipal Income Fund III, Inc., Voyageur Arizona Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund and Voyageur Colorado Insured Municipal Income Fund, Inc. (the Funds) as of March 31, 1997 and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended March 31, 1997 and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold, but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Voyageur Minnesota Municipal Income Fund, Inc., Voyageur Minnesota Municipal Income Fund II, Inc., Voyageur Minnesota Municipal Income Fund III, Inc., Voyageur Arizona Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund and Voyageur Colorado Insured Municipal Income Fund, Inc. as of March 31, 1997 and the results of their operations, changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



                                             KPMG Peat Marwick LLP


Minneapolis, Minnesota
May 9, 1997





THE VOYAGEUR FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------

                                                                           VOYAGEUR
                                                                           MINNESOTA
                                                                           MUNICIPAL
                                                                            INCOME
                                                                           FUND, INC.
                                                                          ------------
ASSETS
Investments in securities (note 2) (identified cost:
    $54,391,035, $155,624,292, $36,901,305, $64,389,685,
    $52,281,746 and $104,131,095, respectively) .......................   $ 56,387,769
Cash in bank on demand deposit ........................................             68
Receivable for investment securities sold .............................      2,276,076
Accrued interest receivable ...........................................      1,029,021
                                                                          ------------
    Total assets ......................................................     59,692,934
                                                                          ------------

LIABILITIES
Payable for investment securities purchased ...........................      2,043,407
Dividends payable to preferred shareholders ...........................         51,856
Administration fee payable ............................................          8,333
Adviser fee payable ...................................................           --
Other accrued expenses ................................................         45,147
                                                                          ------------
    Total liabilities .................................................      2,148,743
                                                                          ------------
    NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL SHARES ...............   $ 57,544,191
                                                                          ============

Represented by:
   Preferred shares (note 5) .........................................    $ 20,000,000
   Common shares:
        Par value .....................................................         25,947
        Additional paid-in capital ....................................     35,452,118
                                                                          ------------
                                                                            55,478,065
    Undistributed or (distributions in excess of) net investment income         (4,007)
    Accumulated net realized gain (loss) from investments .............         73,399
    Unrealized net appreciation (depreciation) of investments .........      1,996,734
                                                                          ------------
        TOTAL REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING
             CAPITAL SHARES ...........................................   $ 57,544,191
                                                                          ============
        TOTAL REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING
             COMMON SHARES ............................................   $ 37,544,191
                                                                          ============

NET ASSET VALUE PER COMMON SHARE:
    (2,594,700, 7,252,200, 1,837,200, 2,982,200, 2,422,200 and
    4,837,100 common shares issued and outstanding, respectively) .....   $      14.47
                                                                          ============


See accompanying notes to financial statements.




                                                                                                          MARCH 31, 1997
------------------------------------------------------------------------------------------------------------------------
                                                                                    VOYAGEUR               VOYAGEUR
            VOYAGEUR                VOYAGEUR               VOYAGEUR                  FLORIDA               COLORADO
            MINNESOTA               MINNESOTA               ARIZONA                  INSURED                INSURED
            MUNICIPAL               MUNICIPAL              MUNICIPAL                MUNICIPAL              MUNICIPAL
             INCOME                  INCOME                 INCOME                   INCOME                 INCOME
          FUND II, INC.           FUND III, INC.           FUND, INC.                 FUND                 FUND, INC.
          -------------           -------------           -------------           -------------           -------------
          $ 156,462,251           $  37,709,335           $  65,186,314           $  52,164,707           $ 103,652,327
                  3,649                     961                 112,803                   6,756                  58,908
                   --                      --                      --                      --                 1,036,491
              2,451,856                 716,929                 925,764               1,040,467               2,095,491
          -------------           -------------           -------------           -------------           -------------
            158,917,756              38,427,225              66,224,881              53,211,930             106,843,217
          -------------           -------------           -------------           -------------           -------------


                   --                      --                      --                      --                 1,014,684
                157,644                  42,576                  64,760                  52,574                 105,248
                 20,371                   4,930                   8,511                   6,843                  13,610
                 47,533                    --                      --                      --                      --
                120,159                  31,819                  49,153                  42,566                  22,963
          -------------           -------------           -------------           -------------           -------------
                345,707                  79,325                 122,424                 101,983               1,156,505
          -------------           -------------           -------------           -------------           -------------
          $ 158,572,049           $  38,347,900           $  66,102,457           $  53,109,947           $ 105,686,712
          =============           =============           =============           =============           =============


          $  60,000,000           $  15,000,000           $  25,000,000           $  20,000,000           $  40,000,000

                 72,522                  18,372                  29,822                  24,222                  48,371
             99,637,480              25,228,358              40,809,071              33,337,167              67,189,739
          -------------           -------------           -------------           -------------           -------------
            159,710,002              40,246,730              65,838,893              53,361,389             107,238,110
                675,420                 182,527                 362,681                 332,659                 536,803
             (2,651,332)             (2,889,387)               (895,746)               (467,062)             (1,609,433)
                837,959                 808,030                 796,629                (117,039)               (478,768)
          -------------           -------------           -------------           -------------           -------------

          $ 158,572,049           $  38,347,900           $  66,102,457           $  53,109,947           $ 105,686,712
          =============           =============           =============           =============           =============

          $  98,572,049           $  23,347,900           $  41,102,457           $  33,109,947           $  65,686,712
          =============           =============           =============           =============           =============



          $       13.59           $       12.71           $       13.78           $       13.67           $       13.58
          =============           =============           =============           =============           =============




THE VOYAGEUR FUNDS
STATEMENTS OF OPERATIONS
----------------------------------------------------------------------------------------
                                                                              VOYAGEUR
                                                                              MINNESOTA
                                                                              MUNICIPAL
                                                                               INCOME
                                                                              FUND, INC.
                                                                             -----------
Investment income:
    Interest .............................................................   $ 3,221,344
                                                                             -----------

Expenses (note 4):
    Investment advisory and management fees ..............................       230,187
    Administration fees ..................................................       100,000
    Remarketing agent fees ...............................................        50,000
    Custodian and transfer agent fees ....................................        26,394
    Audit and legal fees .................................................        21,190
    Other expenses .......................................................        40,610
                                                                             -----------
         Total expenses ..................................................       468,381
    Less:  Earnings credits on uninvested cash ...........................          (407)
                                                                             -----------
         Total net expenses ..............................................       467,974
                                                                             -----------
                Investment income - net ..................................     2,753,370
                                                                             -----------

Realized and unrealized gain (loss) on investments:
    Realized gain (loss) on investments - net (note 3) ...................       101,820
    Change in unrealized appreciation or depreciation of investments - net       374,814
                                                                             -----------
         Net gain (loss) on investments ..................................       476,634
                                                                             -----------
                NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....   $ 3,230,004
                                                                             ===========


See accompanying notes to financial statements.



                                                                                    YEAR ENDED MARCH 31, 1997
-------------------------------------------------------------------------------------------------------------

                                                                             VOYAGEUR              VOYAGEUR
            VOYAGEUR              VOYAGEUR             VOYAGEUR               FLORIDA              COLORADO
            MINNESOTA             MINNESOTA             ARIZONA               INSURED               INSURED
            MUNICIPAL             MUNICIPAL            MUNICIPAL             MUNICIPAL             MUNICIPAL
             INCOME                INCOME               INCOME                INCOME                INCOME
          FUND II, INC.        FUND III, INC.          FUND, INC.              FUND                FUND, INC.
          -----------           -----------           -----------           -----------           -----------
          $ 9,351,847           $ 2,286,842           $ 3,725,311           $ 3,043,563           $ 5,855,777
          -----------           -----------           -----------           -----------           -----------


              633,680               152,965               265,235               213,722               424,556
              237,632                57,363                99,463                80,146               159,210
              150,000                37,500                62,500                50,000               100,000
               49,282                13,725                26,225                18,087                35,969
               38,881                17,312                22,500                18,576                33,888
               70,521                31,266                40,605                38,190                62,390
          -----------           -----------           -----------           -----------           -----------
            1,179,996               310,131               516,528               418,721               816,013
               (1,571)               (1,452)              (10,929)               (1,027)              (18,240)
          -----------           -----------           -----------           -----------           -----------
            1,178,425               308,679               505,599               417,694               797,773
          -----------           -----------           -----------           -----------           -----------
            8,173,422             1,978,163             3,219,712             2,625,869             5,058,004
          -----------           -----------           -----------           -----------           -----------


             (122,342)             (485,545)             (169,429)               55,988            (1,395,905)
              732,771               752,657               192,773              (263,919)            1,100,880
          -----------           -----------           -----------           -----------           -----------
              610,429               267,112                23,344              (207,931)             (295,025)
          -----------           -----------           -----------           -----------           -----------
          $ 8,783,851           $ 2,245,275           $ 3,243,056           $ 2,417,938           $ 4,762,979
          ===========           ===========           ===========           ===========           ===========




THE VOYAGEUR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
                                                                           VOYAGEUR                          VOYAGEUR
                                                                           MINNESOTA                         MINNESOTA
                                                                           MUNICIPAL                         MUNICIPAL
                                                                            INCOME                             INCOME
                                                                           FUND, INC.                       FUND II, INC.
                                                                  ------------------------------    ------------------------------
                                                                     YEAR             YEAR             YEAR              YEAR
                                                                     ENDED            ENDED            ENDED             ENDED
                                                                    MARCH 31,        MARCH 31,        MARCH 31,         MARCH 31,
                                                                      1997             1996             1997              1996
                                                                  -------------    -------------    -------------    -------------
OPERATIONS:
     Investment income - net ................................     $   2,753,370    $   3,061,031    $   8,173,422    $   8,010,373
     Realized gain (loss) on investments - net ..............           101,820          131,577         (122,342)           4,015
     Change in unrealized appreciation or
         depreciation of investments - net ..................           374,814          536,027          732,771        2,666,757
                                                                  -------------    -------------    -------------    -------------
     Net increase in net assets resulting
         from operations ....................................         3,230,004        3,728,635        8,783,851       10,681,145
                                                                  -------------    -------------    -------------    -------------

DISTRIBUTIONS TO:
     Common shareholders from investment income - net .......        (2,413,073)      (2,413,073)      (5,860,687)      (5,765,503)
     Preferred shareholders from investment income - net ....          (702,068)        (766,760)      (2,106,108)      (2,299,902)
                                                                  -------------    -------------    -------------    -------------
         Total distributions ................................        (3,115,141)      (3,179,833)      (7,966,795)      (8,065,405)
                                                                  -------------    -------------    -------------    -------------

         Total increase (decrease) in net assets ............           114,863          548,802          817,056        2,615,740
     Net assets at beginning of year ........................        57,429,328       56,880,526      157,754,993      155,139,253
                                                                  -------------    -------------    -------------    -------------
     Net assets at end of year (including undistributed or
         (distributions in excess of) net investment income of
         $(4,007) and $357,764, $675,298 and $468,671,
         $182,527 and $148,042, $362,609 and $273,140,
         $332,659 and $221,731, and $536,803 and $398,026,
         respectively) ......................................     $  57,544,191    $  57,429,328    $ 158,572,049    $ 157,754,993
                                                                  =============    =============    =============    =============


See accompanying notes to financial statements.



--------------------------------------------------------------------------------------------------------------------------------

                                                                             VOYAGEUR                       VOYAGEUR
              VOYAGEUR                        VOYAGEUR                        FLORIDA                       COLORADO
              MINNESOTA                        ARIZONA                        INSURED                        INSURED
              MUNICIPAL                       MUNICIPAL                      MUNICIPAL                      MUNICIPAL
               INCOME                          INCOME                         INCOME                         INCOME
           FUND III, INC.                     FUND, INC.                       FUND                         FUND, INC.
   -----------------------------   -----------------------------   -----------------------------   -----------------------------
       YEAR             YEAR            YEAR            YEAR            YEAR           YEAR            YEAR             YEAR
       ENDED           ENDED           ENDED           ENDED           ENDED          ENDED           ENDED            ENDED
      MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,      MARCH 31,       MARCH 31,        MARCH 31,
        1997            1996            1997            1996            1997           1996            1997             1996
   -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
   $   1,978,163   $   1,934,216   $   3,219,712   $   3,239,205   $   2,625,869   $   2,579,556   $   5,058,004   $   4,987,033
        (485,545)       (431,936)       (169,429)        125,368          55,988         (45,483)     (1,395,905)         92,188

         752,657       1,031,280         192,773       1,304,899        (263,919)      1,282,076       1,100,880       1,902,659
   -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

       2,245,275       2,533,560       3,243,056       4,669,472       2,417,938       3,816,149       4,762,979       6,981,880
   -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------


      (1,374,458)     (1,327,377)     (2,275,793)     (2,180,735)     (1,812,111)     (1,750,040)     (3,509,923)     (3,385,973)
        (569,220)       (578,328)       (854,450)       (937,463)       (702,830)       (750,558)     (1,409,304)     (1,534,220)
   -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
      (1,943,678)     (1,905,705)     (3,130,243)     (3,118,198)     (2,514,941)     (2,500,598)     (4,919,227)     (4,920,193)
   -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------

         301,597         627,855         112,813       1,551,274         (97,003)      1,315,551        (156,248)      2,061,687
      38,046,303      37,418,448      65,989,644      64,438,370      53,206,950      51,891,399     105,842,960     103,781,273
   -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------





   $  38,347,900   $  38,046,303   $  66,102,457   $  65,989,644   $  53,109,947   $  53,206,950   $ 105,686,712   $ 105,842,960
   =============   =============   =============   =============   =============   =============   =============   =============

See accompanying notes to financial statements.




THE VOYAGEUR FUNDS
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



(1)      ORGANIZATION

         Voyageur Minnesota Municipal Income Fund, Inc. ("Minnesota Municipal"); Voyageur Minnesota Municipal Income Fund II, Inc. ("Minnesota Municipal II"); Voyageur Minnesota Municipal Income Fund III, Inc. ("Minnesota Municipal III"); Voyageur Arizona Municipal Income Fund, Inc. ("Arizona Municipal"); Voyageur Florida Insured Municipal Income Fund ("Florida Insured Municipal"); and Voyageur Colorado Insured Municipal Income Fund, Inc. ("Colorado Insured Municipal") (collectively the "Funds") are registered under the Investment Company Act of 1940 ("1940 Act") (as amended) as closed-end, diversified management investment companies (except Minnesota Municipal, Minnesota Municipal III and Colorado Insured Municipal, which are non-diversified management investment companies). Shares of the Funds are listed on the American Stock Exchange.

(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies followed by the Funds are as follows:

USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES

         The values of fixed-income securities are determined using pricing services or prices quoted by independent brokers. When market quotations are not readily available, securities are valued at fair value according to methods selected in good faith by the Board of Directors or Trustees. Short-term securities with maturities less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value.

Security transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified cost basis. Interest income, including level-yield amortization of premium and original issue discount, is accrued daily.

         The Funds concentrate their investments in limited geographical areas. Therefore, there may be more credit risk related to the economic conditions of these areas than a portfolio with broader geographical diversification.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

         Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments.

FEDERAL TAXES

         The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable net investment income and net realized capital gains, if any, to shareholders in amounts that will avoid or minimize federal income or excise taxes. Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Furthermore, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made to increase undistributed net investment income and decrease additional paid-in capital by $122 for Minnesota Municipal and $72 for Arizona Municipal.

DISTRIBUTIONS TO SHAREHOLDERS

         The Funds intend to pay monthly dividends from net investment income. Net realized capital gains, if any, will be distributed on an annual basis. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the Funds' Dividend Reinvestment Plans, reinvested in additional common shares of the Funds. Under the Plans, shares of the Funds will be purchased in the open market.

(3)      INVESTMENT SECURITIES TRANSACTIONS

         Purchases of securities and proceeds from sales, other than investments in short-term securities, for Minnesota Municipal, Minnesota Municipal II, Minnesota Municipal III, Arizona Municipal, Florida Insured Municipal and Colorado Insured Municipal were $2,381,275 and $3,360,198, $30,803,557 and $30,596,717, $14,553,535 and $15,019,259, $20,456,602 and $20,699,433,
$36,128,928 and $36,196,927, and $92,478,155 and $92,665,440, respectively, for the year ended March 31, 1997.

(4)      FEES AND EXPENSES

         The Funds have entered into the following agreements with Voyageur Fund Managers, Inc. (the "Adviser") and with Mitchell Hutchins Asset Management Inc. (Princeton Administrators, L.P. on Colorado Insured Municipal only) (the "Administrators").

         The investment advisory agreements provide the Adviser with a monthly investment management fee computed at an annual rate of .40% of each Fund's average daily net assets, including assets attributable to any preferred stock that may be outstanding. For its fee, the Adviser provides investment advice and, in general, conducts the management and investments of the Funds.

         The administration agreements provide the Administrators with a monthly fee computed at an annual rate of .15% of each Fund's average daily net assets, including assets attributable to any preferred stock that may be outstanding. Certain Funds have minimum annual fees payable to the Administrators. Minnesota Municipal paid the minimum fee for the year ended March 31, 1997. For their fees, the Administrators provide certain administrative, clerical and recordkeeping services to the Funds.

         In addition to advisory and administrative fees, the Funds are responsible for paying most of the other operating expenses, including outside directors' or trustees' fees and expenses, custodian fees, registration fees, printing of shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance, interest and other miscellaneous expenses.

         During the year ended March 31, 1997, Minnesota Municipal earned $407, Minnesota Municipal II earned $1,571, Minnesota Municipal III earned $1,452, Arizona Municipal earned $10,929, Florida Insured Municipal earned $1,027 and Colorado Insured Municipal earned $18,240 in credits on uninvested cash balances held by each Fund at the custodian. These credits were used to reduce various custodial services provided by the custodial bank.

(5)      CAPITAL SHARE TRANSACTIONS

         Pursuant to their articles of incorporation, Minnesota Municipal, Minnesota Municipal II, Minnesota Municipal III, Arizona Municipal and Colorado Insured Municipal each have 200 million shares of $0.01 par value common shares authorized. Florida Insured Municipal has been authorized to issue an unlimited amount of $0.01 par value common shares. The common shares outstanding at March 31, 1997 were 2,594,700 for Minnesota Municipal, 7,252,200 for Minnesota Municipal II, 1,837,200 for Minnesota Municipal III, 2,982,200 for Arizona Municipal, 2,422,200 for Florida Insured Municipal and 4,837,100 for Colorado Insured Municipal.

         For the years ended March 31, 1997 and 1996, there were no transactions in common shares for the Funds.

         The Funds each have one million shares of $0.01 par value preferred shares authorized, except for Florida Insured Municipal which has an unlimited amount of $0.01 par value preferred shares authorized. Under resolutions adopted by the Board of Directors or Trustees, Minnesota Municipal is allowed to issue up to 400 preferred shares, of which the entire amount was issued on August 6, 1992. On May 14, 1993, Minnesota Municipal II, Arizona Municipal and Florida Insured Municipal issued 1,200, 500 and 400 preferred shares, respectively. On December 10, 1993, Minnesota Municipal III issued 300 preferred shares and on September 23, 1993, Colorado Insured Municipal issued 800 preferred shares. The preferred shares have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends.

         Dividends for the outstanding preferred shares of each Fund are cumulative at a rate established at the initial public offering and are typically reset every 28 days based on the results of an auction. Dividend rates (adjusted for capital gains distributions) ranged from 3.38% to 3.80% on Minnesota Municipal, from 3.39% to 3.85% on Minnesota Municipal II, from 3.38% to 3.80% on Minnesota Municipal III, from 3.20% to 3.80% on Arizona Municipal, from 3.35% to 3.80% on Florida Insured Municipal and from 3.29% to 4.125% on Colorado Insured Municipal during the year ended March 31, 1997. Smith Barney Inc. and Merrill Lynch Pierce, Fenner & Smith Inc. (on Colorado Insured Municipal only), as the remarketing agents, receive an annual fee from each of the Funds of .25% of the average amount of preferred stock outstanding.

         Under the 1940 Act, the Funds may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock is less than 200%.

         Each of the Fund's preferred shares are redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of each Fund is not satisfied. The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of each Fund's directors or trustees. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders pursuant to
Section 13(a) of the 1940 Act, including, among other things, changes in each of the Fund's subclassification as a closed-end investment company or changes in their fundamental investment restrictions.

(6)      CAPITAL LOSS CARRYFORWARDS

         For federal income tax purposes, Minnesota Municipal II, Minnesota Municipal III, Arizona Municipal, Florida Insured Municipal and Colorado Insured Municipal had capital loss carryforwards of $2,612,098, $2,889,387, $895,746, $467,062 and $1,609,433, respectively, at March 31, 1997, that will expire in years 2002 through 2005 if not offset by subsequent realized capital gains. It is unlikely the Board of Directors or Trustees will authorize a distribution of any net realized capital gains until the available capital loss carryforwards have been offset or expire.

(7)      FUND REORGANIZATION

         On January 15, 1997 Voyageur's parent, Dougherty Financial Group. Inc. ("DFG"), executed an agreement and plan of merger with Lincoln National Corporation ("LNC") pursuant to which LNC would acquire DFG, including the mutual fund investment advisory business of DFG conducted by Voyageur. The "assignment" of advisory agreement relating to the merger has been approved by the Funds' Board of Directors and Trustees and shareholders. LNC acquired DFG on April 30, 1997.

(8)      FINANCIAL HIGHLIGHTS

         Per share data (rounded to the nearest cent) for a share of common stock outstanding and selected information for each period are as follows:

                                                                                     MINNESOTA MUNICIPAL
                                                                --------------------------------------------------------------
                                                                                                                   PERIOD FROM
                                                                 YEAR         YEAR         YEAR         YEAR         MAY 1,
                                                                 ENDED        ENDED        ENDED        ENDED       1992* TO
                                                                MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,
                                                                 1997          1996         1995         1994         1993**
                                                                --------     --------     --------     --------     --------
Net asset value:
     Beginning of period ....................................   $  14.43     $  14.21     $  13.89     $  14.67     $  13.95
                                                                --------     --------     --------     --------     --------
Operations:
     Investment income - net ................................       1.06         1.18         1.21         1.20         0.90
     Realized and unrealized gain (loss) on investments - net       0.18         0.26         0.34        (0.68)        1.00
                                                                --------     --------     --------     --------     --------
         Total from operations ..............................       1.24         1.44         1.55         0.52         1.90
                                                                --------     --------     --------     --------     --------
Distributions to:
     Common shareholders from investment income - net .......      (0.93)       (0.93)       (0.93)       (0.93)       (0.70)
     Preferred shareholders from investment income - net ....      (0.27)       (0.29)       (0.27)       (0.18)       (0.12)
     Common shareholders from realized capital gains - net ..       --           --          (0.02)       (0.16)       (0.06)
     Preferred shareholders from realized capital gains - net       --           --          (0.01)       (0.03)       (0.02)
                                                                --------     --------     --------     --------     --------
         Total distributions ................................      (1.20)       (1.22)       (1.23)       (1.30)       (0.90)
                                                                --------     --------     --------     --------     --------
Capital share transactions:
     Capital charge with respect to issuance of shares ......       --           --           --           --          (0.28)
                                                                --------     --------     --------     --------     --------
Net asset value:
     End of period ..........................................   $  14.47     $  14.43     $  14.21     $  13.89     $  14.67
                                                                ========     ========     ========     ========     ========

Market value:
     End of period ..........................................   $  14.38     $  15.00     $  14.50     $  15.63     $  16.00
                                                                ========     ========     ========     ========     ========

Total investment return:
     Market value (a) .......................................       2.01%       10.31%       (0.71)%       4.28%       20.31%
     Net asset value (b) ....................................       6.90%        8.20%        9.72 %       1.63%       10.91%
Net assets applicable to outstanding capital shares
     at end of period (000's omitted) .......................   $ 57,544     $ 57,429     $ 56,881     $ 56,034     $ 58,075
Ratios/Supplemental Data:
     Ratio of expenses to average net assets (c) (f) ........       0.81%        0.82%        0.85%        0.78%        0.88%(d)
     Ratio of expenses to average net assets
         applicable to common shares (f) ....................       1.24%        1.24%        1.33%        1.17%        1.21%(d)
     Ratio of investment income - net to
         average net assets (c) .............................       4.78%        5.28%        5.66%        5.22%        4.92%(d)
     Ratio of investment income-net to average net
         assets applicable to common shares (g) .............       5.45%        6.04%        6.93%        6.68%        6.62%(d)
     Portfolio turnover rate (excluding
         short-term securities) .............................          5%           7%          13%          11%          43%
     Value of preferred shares outstanding (000's omitted) ..   $ 20,000     $ 20,000     $ 20,000     $ 20,000     $ 20,000
     Net asset coverage per share of preferred
         shares, end of period ..............................   $143,860     $143,573     $142,201     $140,086     $145,188
     Liquidation value per share of preferred shares (e) ....   $ 50,000     $ 50,000     $ 50,000     $ 50,000     $ 50,000

 *       Commencement of investment operations
**       Initial period


See accompanying notes to financial highlights.


(8)      FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                   MINNESOTA MUNICIPAL II
                                                                --------------------------------------------------------------
                                                                                                                   PERIOD FROM
                                                                 YEAR         YEAR         YEAR         YEAR       FEBRUARY 26,
                                                                 ENDED        ENDED        ENDED        ENDED       1993* TO
                                                                MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,
                                                                  1997         1996         1995         1994        1993**
                                                                --------     --------     --------     --------     --------
Net asset value:
     Beginning of period ....................................   $  13.48     $  13.12     $  12.73     $  13.84     $  13.95
                                                                --------     --------     --------     --------     --------
Operations:
     Investment income - net ................................       1.13         1.10         1.11         0.98         0.03
     Realized and unrealized gain (loss) on investments - net       0.08         0.38         0.39        (0.96)       (0.11)
                                                                --------     --------     --------     --------     --------
         Total from operations ..............................       1.21         1.48         1.50         0.02        (0.08)
                                                                --------     --------     --------     --------     --------
Distributions to:
     Common shareholders from investment income - net .......      (0.81)       (0.80)       (0.83)       (0.76)        --
     Preferred shareholders from investment income - net ....      (0.29)       (0.32)       (0.28)       (0.18)        --
     Common shareholders from realized capital gains - net ..       --           --           --          (0.02)        --
     Preferred shareholders from realized capital gains - net       --           --           --          (0.00)        --
                                                                --------     --------     --------     --------     --------
         Total distributions ................................      (1.10)       (1.12)       (1.11)       (0.96)        --
                                                                --------     --------     --------     --------     --------
Capital share transactions:
    Capital charge with respect to issuance of shares .......       --           --           --          (0.17)       (0.03)
                                                                --------     --------     --------     --------     --------
Net asset value:
     End of period ..........................................   $  13.59     $  13.48     $  13.12     $  12.73     $  13.84
                                                                ========     ========     ========     ========     ========
Market value:
     End of period ..........................................   $  12.63     $  13.25     $  12.38     $  14.63     $  15.13
                                                                ========     ========     ========     ========     ========

Total investment return:
     Market value (a) .......................................       1.47%       14.16%       (9.59)%       1.71%        8.42%
     Net asset value (b) ....................................       6.97%        8.88%       10.16%       (2.93)%      (0.79)%
Net assets applicable to outstanding capital shares
     at end of period (000's omitted) .......................   $158,572     $157,755     $155,139     $152,326     $100,392
Ratios/Supplemental Data:
     Ratio of expenses to average net assets (c) (f) ........       0.74%        0.77%        0.77%        0.76%        0.83%(d)
     Ratio of expenses to average net assets
         applicable to common shares (f) ....................       1.19%        1.23%        1.28%        1.15%        0.83%(d)
     Ratio of investment income - net to
         average net assets (c) .............................       5.15%        5.03%        5.39%        4.54%        2.29%(d)
     Ratio of investment income-net to average net
         assets applicable to common shares (g) .............       6.15%        5.76%        6.69%        5.58%        2.29%(d)
     Portfolio turnover rate (excluding
         short-term securities) .............................         20%          11%          32%          27%          11%
     Value of preferred shares outstanding (000's omitted) ..   $ 60,000     $ 60,000     $ 60,000     $ 60,000         --
     Net asset coverage per share of preferred
         shares, end of period ..............................   $132,143     $131,462     $129,283     $126,938         --
     Liquidation value per share of preferred shares (e) ....   $ 50,000     $ 50,000     $ 50,000     $ 50,000         --


 *       Commencement of investment operations
**       Initial period

See accompanying notes to financial highlights.



(8)      FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                     MINNESOTA MUNICIPAL III
                                                                    ------------------------------------------------------------
                                                                                                                     PERIOD FROM
                                                                      YEAR            YEAR            YEAR           OCTOBER 29,
                                                                      ENDED           ENDED           ENDED           1993* TO
                                                                     MARCH 31,       MARCH 31,       MARCH 31,        MARCH 31,
                                                                       1997            1996            1995            1994**
                                                                    -----------     -----------     -----------     -----------
Net asset value:
     Beginning of period ........................................   $     12.54     $     12.20     $     11.86     $     14.03
                                                                    -----------     -----------     -----------     -----------
Operations:
     Investment income - net ....................................          1.08            1.05            1.06            0.32
     Realized and unrealized gain (loss) on investments - net ...          0.15            0.33            0.28           (1.88)
                                                                    -----------     -----------     -----------     -----------
         Total from operations ..................................          1.23            1.38            1.34           (1.56)
                                                                    -----------     -----------     -----------     -----------
Distributions to:
     Common shareholders from investment income - net ...........         (0.75)          (0.72)          (0.73)          (0.25)
     Preferred shareholders from investment income - net ........         (0.31)          (0.32)          (0.28)          (0.06)
                                                                    -----------     -----------     -----------     -----------
         Total distributions ....................................         (1.06)          (1.04)          (1.01)          (0.31)
                                                                    -----------     -----------     -----------     -----------
Capital share transactions:
     Capital charge/adjustment with respect to issuance of shares          --              --              0.01           (0.30)
                                                                    -----------     -----------     -----------     -----------
Net asset value:
     End of period ..............................................   $     12.71     $     12.54     $     12.20     $     11.86
                                                                    ===========     ===========     ===========     ===========
Market value:
     End of period ..............................................   $     12.25     $     12.00     $     11.25     $     14.00
                                                                    ===========     ===========     ===========     ===========

Total investment return:
     Market value (a) ...........................................          8.62%          13.51%         (14.27)%          1.53%
     Net asset value (b) ........................................          7.50%           8.79%           9.55%         (13.85)%
Net assets applicable to outstanding capital shares
     at end of period (000's omitted) ...........................   $    38,348     $    38,046     $    37,418     $    36,785
Ratios/Supplemental Data:
     Ratio of expenses to average net assets (c) (f) ............          0.81%           0.81%           0.82%           0.90%(d)
     Ratio of expenses to average net assets
         applicable to common shares (f) ........................          1.33%           1.33%           1.40%           1.30%(d)
     Ratio of investment income - net to
         average net assets (c) .................................          5.17%           5.05%           5.37%           3.95%(d)
     Ratio of investment income-net to average net
         assets applicable to common shares (g) .................          6.05%           5.81%           6.79%           4.62%(d)
     Portfolio turnover rate (excluding
         short-term securities) .................................            39%             35%             47%             21%
     Value of preferred shares outstanding (000's omitted) ......   $    15,000     $    15,000     $    15,000     $    15,000
     Net asset coverage per share of preferred
         shares, end of period ..................................   $   127,826     $   126,821     $   124,728     $   122,616
     Liquidation value per share of preferred shares (e) ........   $    50,000     $    50,000     $    50,000     $    50,000



 *      Commencement of investment operations
**      Initial period

See accompanying notes to financial highlights.



(8)      FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                    ARIZONA MUNICIPAL
                                                                -------------------------------------------------------------
                                                                                                                  PERIOD FROM
                                                                 YEAR         YEAR         YEAR         YEAR      FEBRUARY 26,
                                                                 ENDED        ENDED        ENDED        ENDED       1993* TO
                                                                MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,
                                                                  1997         1996         1995         1994        1993**
                                                                --------     --------     --------     --------     --------
Net asset value:
     Beginning of period ....................................   $  13.74     $  13.22     $  12.70     $  13.77     $  13.95
                                                                --------     --------     --------     --------     --------
Operations:
     Investment income - net ................................       1.08         1.09         1.08         0.95         0.01
     Realized and unrealized gain (loss) on investments - net       0.01         0.47         0.56        (0.79)       (0.13)
                                                                --------     --------     --------     --------     --------
         Total from operations ..............................       1.09         1.56         1.64         0.16        (0.12)
                                                                --------     --------     --------     --------     --------
Distributions to:
     Common shareholders from investment income - net .......      (0.76)       (0.73)       (0.78)       (0.75)        --
     Preferred shareholders from investment income - net ....      (0.29)       (0.31)       (0.28)       (0.18)        --
     Common shareholders from realized capital gains - net ..       --           --          (0.05)       (0.09)        --
     Preferred shareholders from realized capital gains - net       --           --          (0.01)       (0.02)        --
                                                                --------     --------     --------     --------     --------
         Total distributions ................................      (1.05)       (1.04)       (1.12)       (1.04)        --
                                                                --------     --------     --------     --------     --------
Capital share transactions:
     Capital charge with respect to issuance of shares ......       --           --           --          (0.19)       (0.06)
                                                                --------     --------     --------     --------     --------
Net asset value:
     End of period ..........................................   $  13.78     $  13.74     $  13.22     $  12.70     $  13.77
                                                                ========     ========     ========     ========     ========
Market value:
     End of period ..........................................   $  13.00     $  12.75     $  12.13     $  13.88     $  15.13
                                                                ========     ========     ========     ========     ========

Total investment return:
     Market value (a) .......................................       8.20%       11.52%       (6.43)%      (2.91)%       8.42%
     Net asset value (b) ....................................       5.94%        9.55%       11.29%       (2.20)%      (1.29)%
Net assets applicable to outstanding capital shares
     at end of period (000's omitted) .......................   $ 66,102     $ 65,990     $ 64,438     $ 62,881     $ 41,063
Ratios/Supplemental Data:
     Ratio of expenses to average net assets (c) (f) ........       0.78%        0.78%        0.79%        0.82%        0.90%(d)
     Ratio of expenses to average net assets
         applicable to common shares (f) ....................       1.25%        1.26%        1.32%        1.24%        0.90%(d)
     Ratio of investment income - net to
         average net assets (c) .............................       4.85%        4.88%        5.19%        4.41%        1.29%(d)
     Ratio of investment income-net to average net
         assets applicable to common shares (g) .............       5.71%        5.57%        6.42%        5.45%        1.29%(d)
     Portfolio turnover rate (excluding
         short-term securities) .............................         31%          30%          18%          15%           0%
     Value of preferred shares outstanding (000's omitted) ..   $ 25,000     $ 25,000     $ 25,000     $ 25,000         --
     Net asset coverage per share of preferred
         shares, end of period ..............................   $132,205     $131,979     $128,877     $125,762         --
     Liquidation value per share of preferred shares (e) ....   $ 50,000     $ 50,000     $ 50,000     $ 50,000         --


 *      Commencement of investment operations
**      Initial period

See accompanying notes to financial highlights.



(8)    FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                FLORIDA INSURED MUNICIPAL
                                                                --------------------------------------------------------------
                                                                                                                   PERIOD FROM
                                                                 YEAR         YEAR         YEAR         YEAR       FEBRUARY 26,
                                                                 ENDED        ENDED        ENDED        ENDED       1993* TO
                                                                MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,
                                                                  1997         1996         1995         1994        1993**
                                                                --------     --------     --------     --------     --------
Net asset value:
     Beginning of period ....................................   $  13.71     $  13.17     $  12.46     $  13.73     $  14.05
                                                                --------     --------     --------     --------     --------
Operations:
     Investment income - net ................................       1.08         1.06         1.07         0.96         0.01
     Realized and unrealized gain (loss) on investments - net       (.08)        0.51         0.69        (1.10)       (0.25)
                                                                --------     --------     --------     --------     --------
         Total from operations ..............................       1.00         1.57         1.76        (0.14)       (0.24)
                                                                --------     --------     --------     --------     --------
Distributions to:
     Common shareholders from investment income - net .......      (0.75)       (0.72)       (0.77)       (0.74)        --
     Preferred shareholders from investment income - net ....      (0.29)       (0.31)       (0.28)       (0.19)        --
                                                                --------     --------     --------     --------     --------
         Total distributions ................................      (1.04)       (1.03)       (1.05)       (0.93)        --
                                                                --------     --------     --------     --------     --------
Capital share transactions:
     Capital charge with respect to issuance of shares ......       --           --           --          (0.20)       (0.08)
                                                                --------     --------     --------     --------     --------
Net asset value:
     End of period ..........................................   $  13.67     $  13.71     $  13.17     $  12.46     $  13.73
                                                                ========     ========     ========     ========     ========
Market value:
     End of period ..........................................   $  12.50     $  12.75     $  12.25     $  12.50     $  15.13
                                                                ========     ========     ========     ========     ========

Total investment return:
     Market value (a) .......................................       3.94%       10.39%        4.69%      (13.04)%       7.65%
     Net asset value (b) ....................................       5.23%        9.66%       12.56%       (4.40)%      (2.28)%
Net assets applicable to outstanding capital shares
     at end of period (000's omitted) .......................   $ 53,110     $ 53,207     $ 51,891     $ 50,189     $ 33,247
Ratios/Supplemental Data:
     Ratio of expenses to average net assets (c) (f) ........       0.78%        0.80%        0.81%        0.85%        0.90%(d)
     Ratio of expenses to average net assets
         applicable to common shares (f) ....................       1.25%        1.27%        1.35%        1.28%        0.90%(d)
     Ratio of investment income - net to
         average net assets (c) .............................       4.91%        4.82%        5.21%        4.49%        1.24%(d)
     Ratio of investment income-net to average net
         assets applicable to common shares (g) .............       5.74%        5.45%        6.37%        5.46%        1.24%(d)
     Portfolio turnover rate (excluding
         short-term securities) .............................         68%          22%          10%          20%           0%
     Value of preferred shares outstanding (000's omitted) ..   $ 20,000     $ 20,000     $ 20,000     $ 20,000         --
     Net asset coverage per share of preferred
         shares, end of period ..............................   $132,775     $133,017     $129,728     $125,473         --
     Liquidation value per share of preferred shares (e) ....   $ 50,000     $ 50,000     $ 50,000     $ 50,000         --


 *       Commencement of investment operations
**       Initial period

See accompanying notes to financial highlights.



(8)    FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                               COLORADO INSURED MUNICIPAL
                                                                -----------------------------------------------------------
                                                                                                                PERIOD FROM
                                                                  YEAR            YEAR            YEAR            JULY 29,
                                                                  ENDED           ENDED           ENDED           1993* TO
                                                                 MARCH 31,       MARCH 31,       MARCH 31,        MARCH 31,
                                                                   1997            1996            1995            1994**
                                                                -----------     -----------     -----------     -----------
Net asset value:
     Beginning of period ....................................   $     13.61     $     13.19     $     12.80     $     14.10
                                                                -----------     -----------     -----------     -----------
Operations:
     Investment income - net ................................          1.05            1.03            1.02            0.59
     Realized and unrealized gain (loss) on investments - net         (0.06)           0.41            0.44           (1.19)
                                                                -----------     -----------     -----------     -----------
     Total from operations ..................................          0.99            1.44            1.46           (0.60)
                                                                -----------     -----------     -----------     -----------
Distributions to:
     Common shareholders from investment income - net .......         (0.73)          (0.70)          (0.76)          (0.39)
     Preferred shareholders from investment income - net ....         (0.29)          (0.32)          (0.27)          (0.11)
     Common shareholders from realized capital gains - net ..          --              --             (0.03)           --
     Preferred shareholders from realized capital gains - net          --              --             (0.01)           --
                                                                -----------     -----------     -----------     -----------
     Total distributions ....................................         (1.02)          (1.02)          (1.07)          (0.50)
                                                                -----------     -----------     -----------     -----------
Capital share transactions:
Capital charge with respect to issuance of shares ...........          --              --              --             (0.20)
                                                                -----------     -----------     -----------     -----------
Net asset value:
     End of period ..........................................   $     13.58     $     13.61     $     13.19     $     12.80
                                                                ===========     ===========     ===========     ===========
Market value:
     End of period ..........................................   $     12.50     $     12.63     $     12.25     $     14.50
                                                                ===========     ===========     ===========     ===========

Total investment return:
     Market value (a) .......................................          4.77%           8.99%         (10.05)%          5.52%
     Net asset value (b) ....................................          5.19%           8.55%           9.67%          (6.66)%
Net assets applicable to outstanding capital shares
     at end of period (000's omitted) .......................   $   105,687     $   105,843     $   103,781     $   101,923
Ratios/Supplemental Data:
     Ratio of expenses to average net assets (c) (f) ........          0.77%           0.75%           0.76%           0.78%(d)
     Ratio of expenses to average net assets
         applicable to common shares (f) ....................          1.23%           1.21%           1.27%           1.13%(d)
     Ratio of investment income - net to
         average net assets (c) .............................          4.76%           4.68%           4.88%           4.26%(d)
     Ratio of investment income-net to average net
         assets applicable to common shares (g) .............          5.51%           5.18%           5.88%           5.02%(d)
     Portfolio turnover rate (excluding
         short-term securities) .............................            88%             39%              7%              3%
     Value of preferred shares outstanding (000's omitted) ..   $    40,000     $    40,000     $    40,000     $    40,000
     Net asset coverage per share of preferred
         shares, end of period ..............................   $   132,109     $   132,304     $   129,727     $   127,404
     Liquidation value per share of preferred shares (e) ....   $    50,000     $    50,000     $    50,000     $    50,000


 *    Commencement of investment operations
**    Initial period

See accompanying notes to financial highlights.



(8)    FINANCIAL HIGHLIGHTS (CONTINUED)

Notes to Financial Highlights

(a) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of each period reported. Underwriting discounts and commissions are not reflected in the total investment return for the initial period of each Fund. If underwriting discounts and commissions had been reflected, total investment returns for the initial period would have been 11.89%, 0.83%, (5.07)%, 0.83%, 0.83% and (0.81)% for Minnesota Municipal, Minnesota Municipal II, Minnesota Municipal III, Arizona Municipal, Florida Insured Municipal and Colorado Insured Municipal, respectively. Distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Funds' dividend reinvestment plans. Total investment returns for periods of less than one year are not annualized.

(b) Total investment return is calculated assuming a purchase of common shares at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Distributions, if any, are assumed for purposes of this calculation, to be reinvested at net asset value as of dividend payable date. Total investment returns for periods of less than one year are not annualized. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

(c) Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.

(d)      Annualized.

(e)      Excluding any accumulated but unpaid dividends.

(f) Beginning in the year ended March 31, 1996, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Funds. Prior period expense ratios have not been adjusted.

(g) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income dividend by average net assets applicable to common stock.



VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
INVESTMENTS IN SECURITIES                                                                                            MARCH 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                             COUPON                MARKET
  ($000)    NAME OF ISSUER (b)                                                                        RATE    MATURITY    VALUE (a)
-----------------------------------------------------------------------------------------------------------------------------------
            (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL NET ASSETS.)
            MUNICIPAL BONDS (97.3%):
            EDUCATION REVENUE (9.2%):
            -----------------------------------------------------------------------------------------------------------------------
   $1,000   Minnesota Higher Education Facilities Authority Revenue, Series 3-C,
                St. Thomas University .............................................................   6.25%   09-01-16  $ 1,023,500
    1,000   Minnesota Higher Education Facilities Authority Revenue, Series 3-J,
                Macalester College.................................................................   6.40    03-01-22    1,050,540
      250   Minnesota State University Board Revenue, State University System, Series A............   6.05    06-30-18      253,895
    1,075   Northfield, St. Olaf College Revenue...................................................   6.30    10-01-12    1,122,042
    1,750   Northfield, St. Olaf College Revenue...................................................   6.40    10-01-21    1,831,515
                                                                                                                        -----------
                                                                                                                          5,281,492
                                                                                                                        -----------
            GENERAL OBLIGATION (16.0%):
            -----------------------------------------------------------------------------------------------------------------------
    1,000   Carver County, Series 1992-A...........................................................   5.88    02-01-14    1,005,950
      305   Edina Recreational Facilities Bonds, Series 1992-A.....................................   6.00    01-01-09      313,577
      320   Edina Recreational Facilities Bonds, Series 1992-A.....................................   6.00    01-01-10      327,651
    1,600   Minneapolis............................................................................   6.00    03-01-16    1,627,216
    1,500   Minneapolis-St. Paul, Metro Airport Commission, AMT....................................   6.60(f) 01-01-11    1,596,960
    2,000   Puerto Rico Commonwealth...............................................................   6.00(e) 07-01-26    2,008,400
    1,000   Rosemount Independent School District #196.............................................   5.70    04-01-12    1,005,030
    1,250   St. Francis Independent School District #15 (FSA Insured)..............................   6.30    02-01-11    1,329,000
                                                                                                                        -----------
                                                                                                                          9,213,784
                                                                                                                        -----------
            HEALTH CARE REVENUE (14.9%):
            -----------------------------------------------------------------------------------------------------------------------
    1,000   Bloomington Health Care Facilities, Masonic Home Care Center (AMBAC Insured)              5.88    07-01-22    1,001,350
    1,270   Duluth Economic Development Authority, Health Care Facilities Revenue, Series 1992,
                Duluth Clinic (AMBAC Insured)......................................................   6.30    11-01-22    1,307,656
    1,000   Duluth Economic Development Authority, Health Care Facilities Revenue, Series 1993-C,
                St. Mary's Hospital (Connie Lee Insured)...........................................   6.00    02-15-20      990,100
    1,000   Duluth Economic Development Authority, Hospital Facilities Revenue, Series 1992-B,
                St. Luke's Hospital (Connie Lee Insured)...........................................   6.40    05-01-18    1,031,460
    2,210   Minneapolis Hospital System Revenue, Fairview Hospital, Series 1991-A
                (MBIA Insured).....................................................................   6.50    01-01-11    2,342,821
    1,500   Minneapolis Hospital System Revenue, Fairview Hospital, Series 1993-A
                (MBIA Insured).....................................................................   5.25    11-15-19    1,356,465
      500   Minneapolis-St. Paul HRA, Health One (MBIA Insured)....................................   6.75    08-15-14      534,790
                                                                                                                        -----------
                                                                                                                          8,564,642
                                                                                                                        -----------
            HOUSING REVENUE (23.5%):
            -----------------------------------------------------------------------------------------------------------------------
    1,800   Brooklyn Center, Multi-Family Housing Revenue, Four Courts, AMT........................   7.50(f) 06-01-25    1,802,340
    1,430   Minnesota HFA, Single Family Mortgage Revenue, Series 1991-A, AMT (FHA Insured)........   7.45(f) 07-01-22    1,498,282


See accompanying notes to investments in securities.


VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
INVESTMENTS IN SECURITIES  (CONTINUED)                                                                               MARCH 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                             COUPON                MARKET
  ($000)    NAME OF ISSUER (b)                                                                        RATE    MATURITY    VALUE (a)
-----------------------------------------------------------------------------------------------------------------------------------
   $   560  Minnesota HFA, Single Family Mortgage Revenue, Series 1992-G...........................   6.50%   07-01-06  $   574,549
     2,725  Minnetonka Senior Housing Project (Guaranteed by Presbyterian Homes of Minnesota)......   7.70    06-01-25    2,805,660
     1,400  New Brighton, Multi-Family Mortgage Revenue, Polynesian Village Apartments,
                Series 1995-A, AMT.................................................................   7.60(f) 04-01-25    1,412,656
     2,265  St. Anthony Multi-Family Housing Development (Asset Guaranty Insured)..................   6.88    07-01-22    2,366,336
     2,950  St. Paul HRA, Multi-Family Housing Revenue, Pointe of St. Paul Project,
                Series 1992 (FNMA Backed) .........................................................   6.60    10-01-12    3,062,867
                                                                                                                        -----------
                                                                                                                         13,522,690
                                                                                                                        -----------
            INDUSTRIAL REVENUE (6.2%):
            -----------------------------------------------------------------------------------------------------------------------
     2,575  Bass Brook PCR, Minnesota Power and Light..............................................   6.00    07-01-22    2,553,550
     1,000  Metropolitan Council Sports Facilities Commission, Hubert H. Humphrey Metrodome........   6.00    10-01-09    1,021,770
                                                                                                                        -----------
                                                                                                                          3,575,320
                                                                                                                        -----------
            POLLUTION CONTROL REVENUE (2.8%):
            -----------------------------------------------------------------------------------------------------------------------
     1,500  Minnesota Public Facilities Authority, Water Pollution Control Revenue Bonds,
                Series 1992........................................................................   6.50    03-01-14    1,608,900
                                                                                                                        -----------
            PRE-REFUNDED/ESCROWED (9.8%):
            -----------------------------------------------------------------------------------------------------------------------
     2,555  Dakota & Washington Counties HRA, Single Family Mortgage Revenue,
                Bloomington, AMT (GNMA Backed).....................................................   8.38(f) 09-01-21    3,355,354
       730  Duluth Economic Development Authority, Health Care Facilities Revenue, Series 1992,
                 Duluth Clinic (AMBAC Insured).....................................................   6.30    11-01-04      791,641
     1,000  St. Cloud Hospital Revenue (AMBAC Insured).............................................   6.75    07-01-01    1,092,440
       390  Southern Minnesota Municipal Power Agency (AMBAC Insured)..............................   5.50    01-01-15      386,825
                                                                                                                        -----------
                                                                                                                          5,626,260
                                                                                                                        -----------
            TRANSPORTATION REVENUE (1.1%):
            -----------------------------------------------------------------------------------------------------------------------
       700  Puerto Rico Commonwealth, Highway & Transportation Authority...........................   5.50    07-01-26      651,945
                                                                                                                        -----------
            UTILITY REVENUE (13.8%):
            -----------------------------------------------------------------------------------------------------------------------
     1,000  Anoka County Solid Waste Disposal, National Rural Co-Op Utility, AMT...................   6.95(f) 12-01-08    1,070,400
     1,500  Northern Minnesota Municipal Power Agency, Electric System, Series A...................   5.00    01-01-21    1,311,255
     1,250  Northern Minnesota Municipal Power Agency, Electric System, Series B
                (AMBAC Insured)....................................................................   5.50    01-01-18    1,197,700
     1,000  Southern Minnesota Municipal Power Agency (FGIC Insured)...............................   5.75    01-01-11    1,029,650
       610  Southern Minnesota Municipal Power Agency (AMBAC Insured)..............................   5.50    01-01-15      588,516
       580  Southern Minnesota Municipal Power Agency (FGIC Insured)...............................   5.00    01-01-16      526,101
     2,275  Western Minnesota Municipal Power Agency (MBIA Insured)................................   5.50    01-01-15    2,207,114
                                                                                                                        -----------
                                                                                                                          7,930,736
                                                                                                                        -----------

                   TOTAL MUNICIPAL BONDS (cost: $53,979,035)                                                             55,975,769
                                                                                                                        -----------
            SHORT-TERM SECURITIES (0.7%):
            -----------------------------------------------------------------------------------------------------------------------
       412  Federated Minnesota Municipal Cash Trust...............................................   3.27(c)               412,000
                                                                                                                        -----------

                   TOTAL SHORT-TERM SECURITIES (cost: $412,000)                                                             412,000
                                                                                                                        -----------

                   TOTAL INVESTMENTS IN SECURITIES (cost: $54,391,035)(d)                                               $56,387,769
                                                                                                                        ===========


See accompanying notes to investments in securities.



VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
INVESTMENTS IN SECURITIES                                                                                            MARCH 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL
  AMOUNT                                                                                             COUPON                MARKET
  ($000)    NAME OF ISSUER (b)                                                                        RATE    MATURITY    VALUE (a)
-----------------------------------------------------------------------------------------------------------------------------------

            (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL NET ASSETS.)
            MUNICIPAL BONDS (98.7%):
            EDUCATION REVENUE (9.5%):
            -----------------------------------------------------------------------------------------------------------------------
    $1,250  Minnesota Higher Education Facilities Authority Revenue, Macalester College............   5.55%   03-01-16  $ 1,221,337
     1,000  Minnesota Higher Education Facilities Authority Revenue, Series 4A-1,
                St. Thomas University..............................................................   5.63    10-01-21      963,350
     1,050  Minnesota Higher Education Facilities Authority Revenue, Series R1,
                St. Thomas University..............................................................   5.60    10-01-15    1,028,696
       275  Minnesota Higher Education Facilities Authority Revenue, Series R2,
                St. Thomas University..............................................................   5.60    09-01-14      270,782
     1,150  Minnesota State University Board Revenue, Series 1993-A, State University System.......   6.10    06-30-23    1,163,743
     4,115  Minnesota State University Board Revenue, Series 1993-C, State University System
                (MBIA Insured).....................................................................   5.60    06-30-16    3,955,379
     3,720  Minnesota State University Board Revenue, Series 1993-C, State University System
                (MBIA Insured).....................................................................   5.60    06-30-19    3,564,578
     3,000  University of Minnesota, Series A......................................................   5.50    07-01-21    2,887,080
                                                                                                                        -----------
                                                                                                                         15,054,945
                                                                                                                        -----------
            GENERAL OBLIGATION (15.2%):
            -----------------------------------------------------------------------------------------------------------------------
     3,700  Becker, AMT (MBIA Insured).............................................................   6.25(f) 08-01-15    3,817,993
     4,030  Buffalo Independent School District (FSA Insured)......................................   6.15    02-01-22    4,098,591
       550  Esko Independent School District (FSA Insured).........................................   5.65    04-01-12      554,867
     1,000  Hawley Independent School District (FSA Insured).......................................   5.75    02-01-17    1,002,660
     3,225  Melrose Independent School District #740, Series A (FSA Insured).......................   5.63    02-01-13    3,219,711
     3,000  Minneapolis Convention Center Facilities...............................................   5.40    04-01-12    2,951,580
     1,000  Minnesota State........................................................................   5.38    08-01-11      990,080
     2,925  Red Wing Independent School District #256, Series 1993-A...............................   5.70    02-01-12    2,942,316
     1,625  Red Wing Independent School District #256, Series 1993-A...............................   5.70    02-01-13    1,630,606
     1,270  Rosemount Independent School District #196.............................................   5.70    04-01-12    1,276,388
     1,705  Stewartville Independent School District #534..........................................   5.75    02-01-17    1,681,045
                                                                                                                        -----------
                                                                                                                         24,165,837
                                                                                                                        -----------
            HEALTH CARE REVENUE (16.1%):
            -----------------------------------------------------------------------------------------------------------------------
     4,000  Bloomington Health Care Facilities, Masonic Home Care Center (AMBAC Insured)...........   5.88    07-01-22    4,005,400
     1,195  Brainerd Lutheran Hospital, Health Care Facilities, Series A (FSA Insured).............   6.65    03-01-17    1,272,269
     1,250  Detroit Lakes Benedictine Health Systems, St. Mary's Hospital (Connie Lee Insured).....   6.00    02-15-19    1,249,900
       720  Duluth Economic Development Authority, Health Care Facilities Revenue,
                Duluth Clinic (AMBAC Insured)......................................................   6.20    11-01-12      747,706



See accompanying notes to investments in securities.


VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
INVESTMENTS IN SECURITIES  (CONTINUED)                                                                               MARCH 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL
  AMOUNT                                                                                             COUPON                MARKET
  ($000)    NAME OF ISSUER (b)                                                                        RATE    MATURITY    VALUE (a)
-----------------------------------------------------------------------------------------------------------------------------------
    $3,890  Duluth Economic Development Authority, Health Care Facilities Revenue, Series 1992,
                Duluth Clinic (AMBAC Insured) .....................................................   6.30%   11-01-22  $ 4,005,338
     6,000  Duluth Economic Development Authority, Health Care Facilities Revenue, Series 1993-C,
                St. Mary's Hospital (Connie Lee Insured)...........................................   6.00    02-15-20    5,940,600
     1,000  Minneapolis Health Care Facilities, Series 1993-A, Fairview Hospital (MBIA Insured)....   5.25    11-15-19      904,310
     2,105  Minneapolis HRA, Health One (MBIA Insured).............................................   7.40    08-15-11    2,298,892
     1,500  Minneapolis-St. Paul HRA, Childrens Health Care (FSA Insured ).........................   5.50    08-15-25    1,404,045
     4,000  Robbinsdale, North Memorial Medical Center, Series 1993-B (AMBAC Insured)..............   5.50    05-15-23    3,727,560
                                                                                                                        -----------
                                                                                                                         25,556,020
                                                                                                                        -----------
            HOUSING REVENUE (21.4%):
            -----------------------------------------------------------------------------------------------------------------------
     1,105  Chanhassen Multi-Family Housing, Heritage Park Project, AMT (FHA Insured)..............   6.20(f) 07-01-30    1,107,608
     1,880  Dakota County HRA, Multi-Family Mortgage Revenue, Imperial Ridge Project,
                Series 1993-A (GNMA Backed)........................................................   6.10    12-15-28    1,891,844
     1,115  Minnesota HFA, Multi-Family Rental Housing, Series-D...................................   5.90    02-01-14    1,115,624
     2,295  Minnesota HFA, Multi-Family Rental Housing, Series-D...................................   6.00    08-01-22    2,282,951
     1,550  Minnesota HFA, Single Family Housing, Series 1994-F....................................   6.30    07-01-25    1,588,533
     1,715  Minnesota HFA, Single Family Mortgage Revenue, AMT.....................................   7.05(f) 07-01-22    1,774,339
     4,070  Minnesota HFA, Single Family Mortgage Revenue, Series 1992-B2, AMT.....................   6.15(f) 01-01-26    4,064,058
     4,110  Minnesota HFA, Single Family Mortgage Revenue, Series 1992-C2, AMT.....................   6.15(f) 07-01-23    4,104,205
     3,795  Minnesota HFA, Single Family Mortgage Revenue, Series 1994-J, AMT......................   6.95(f) 07-01-26    3,953,327
     1,225  Minnetonka Senior Housing Project (Guaranteed by Presbyterian Homes of Minnesota)......   7.25    06-01-09    1,267,887
       760  Minnetonka Senior Housing Project (Guaranteed by Presbyterian Homes of Minnesota)......   7.50    06-01-14      784,768
     2,365  Minnetonka Senior Housing Project (Guaranteed by Presbyterian Homes of Minnesota)......   7.55    06-01-19    2,478,449
     3,820  New Brighton, Multi-Family Mortgage Revenue, Polynesian Village Apartments,
                Series 1995-A, AMT.................................................................   7.60(f) 04-01-25    3,854,533
     2,000  St. Paul HRA, Single Family Mortgage Revenue (FNMA Backed).............................   6.40    03-01-21    2,056,000
     1,540  Stillwater Minnesota, Multi-Family Mortgage Revenue, AMT...............................   7.25(f) 11-01-27    1,537 983
                                                                                                                        -----------
                                                                                                                         33,862,109
                                                                                                                        -----------
            INDUSTRIAL REVENUE (6.1%):
            -----------------------------------------------------------------------------------------------------------------------
     7,660  Bass Brook PCR, Minnesota Power and Light..............................................   6.00    07-01-22    7,596,192
     2,000  Metropolitan Council Sports Facilities Commission, Hubert H. Humphrey Metrodome........   6.00    10-01-09    2,043,540
                                                                                                                        -----------
                                                                                                                          9,639,732
                                                                                                                        -----------
            POLLUTION CONTROL REVENUE (6.0%):
            -----------------------------------------------------------------------------------------------------------------------
     5,000  Cloquet-Minnesota Pollution Control Revenue, Potlach Corporation Project...............   5.90    10-01-26    4,983,350
     1,000  Minnesota Public Facilities Authority, Water Pollution Control Revenue Bonds...........   6.25    03-01-16    1,039,760
     3,300  Minnesota Public Facilities Authority, Water Pollution Control Revenue Bonds,
                 Series 1992.......................................................................   6.50    03-01-14    3,539,580
                                                                                                                        -----------
                                                                                                                          9,562,690
                                                                                                                        -----------


See accompanying notes to investments in securities.



VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
INVESTMENTS IN SECURITIES  (CONTINUED)                                                                               MARCH 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL
  AMOUNT                                                                                             COUPON                MARKET
  ($000)    NAME OF ISSUER (b)                                                                        RATE    MATURITY    VALUE (a)
-----------------------------------------------------------------------------------------------------------------------------------
            PRE-REFUNDED/ESCROWED (12.9%):
            -----------------------------------------------------------------------------------------------------------------------
    $5,500  Dakota & Washington Counties HRA, Single Family Mortgage Revenue,
                Bloomington, AMT (GNMA Backed).....................................................   8.38%(f)09-01-21 $  7,222,875
       280  Duluth Economic Development Authority, Hospital Facilities Revenue,
                Duluth Clinic (AMBAC Insured)......................................................   6.20    11-01-12      301,890
       960  Duluth Economic Development Authority, Health Care Facilities Revenue,
                (AMBAC Insured)....................................................................   6.30    11-01-22    1,041,062
     4,200  St. Paul HRA, Sales Tax Revenue, Civic Center (MBIA Insured)...........................   5.55    11-01-23    4,144,056
     2,300  St. Paul HRA, Sales Tax Revenue, Civic Center..........................................   5.55    11-01-23    2,269,364
     3,715  Southern Minnesota Municipal Power Agency Power Supply.................................   5.75    01-01-18    3,723,583
     1,535  Western Minnesota Municipal Power Agency...............................................   6.63    01-01-16    1,700,089
                                                                                                                       ------------
                                                                                                                         20,402,919
                                                                                                                       ------------
            TRANSPORTATION REVENUE (3.5%):
            -----------------------------------------------------------------------------------------------------------------------
     6,000  Puerto Rico Commonwealth, Highway & Transportation Authority...........................   5.50    07-01-26    5,588,100
                                                                                                                       ------------
            UTILITY REVENUE (8.0%):
            -----------------------------------------------------------------------------------------------------------------------
     5,955  Northern Minnesota Municipal Power Agency, Electric System, Series B
                (AMBAC Insured)....................................................................   5.50    01-01-18    5,705,843
     2,000  Puerto Rico Electric, Power Authority..................................................   5.25    07-01-21    1,797,660
     3,565  Southern Minnesota Municipal Power Agency (FGIC Insured)...............................   5.75    01-01-18    3,543,289
     1,605  Western Minnesota Municipal Power Agency (MBIA Insured)................................   5.50    01-01-15    1,557,107
                                                                                                                       ------------
                                                                                                                         12,603,899
                                                                                                                       ------------
            TOTAL MUNICIPAL BONDS (cost: $155,598,292)                                                                  156,436,251
                                                                                                                       ------------
            SHORT-TERM SECURITIES (0.0%):
            -----------------------------------------------------------------------------------------------------------------------
        26  Federated Minnesota Municipal Cash Trust...............................................   3.27(c)                26,000
                                                                                                                       ------------
                   TOTAL SHORT-TERM SECURITIES (cost: $26,000)                                                               26,000
                                                                                                                       ------------
                   TOTAL INVESTMENTS IN SECURITIES (cost: $155,624,292) (d)                                            $156,462,251
                                                                                                                       ============


See accompanying notes to investments in securities.


VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.
INVESTMENTS IN SECURITIES                                                                                            MARCH 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL
  AMOUNT                                                                                             COUPON                MARKET
  ($000)    NAME OF ISSUER (b)                                                                        RATE    MATURITY    VALUE (a)
-----------------------------------------------------------------------------------------------------------------------------------
            (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL NET ASSETS.)
            MUNICIPAL BONDS (97.1%):
            EDUCATION REVENUE (9.0%):
            -----------------------------------------------------------------------------------------------------------------------
    $1,010  Minnesota Higher Education Facilities Authority Revenue, Series 4-A1,
                St. Thomas University..............................................................   5.63%   10-01-21  $   972,984
     1,000  Minnesota Higher Education Facilities, Series 3-Q, St. Mary's College..................   6.15    10-01-23      989,690
     1,275  Minnesota Higher Education Facilities, Series 3-W, St. Benedict College................   6.38    03-01-20    1,296,611
       200  Minnesota Higher Education Facilities, Series 4-C, Macalester College..................   5.50    03-01-12      194,832
                                                                                                                        -----------
                                                                                                                          3,454,117
                                                                                                                        -----------
            GENERAL OBLIGATION (10.9%):
            -----------------------------------------------------------------------------------------------------------------------
     2,245  Esko Independent School District (FSA Insured).........................................   5.75    04-01-17    2,250,410
     1,000  North Branch Independent School District (FGIC Insured)................................   5.63    02-01-17      984,800
     1,000  Prior Lake Independent School District (FGIC Insured)..................................   5.25    02-01-16      946,160
                                                                                                                        -----------
                                                                                                                          4,181,370
                                                                                                                        -----------
            HEALTH CARE REVENUE (14.0%):
            -----------------------------------------------------------------------------------------------------------------------
     1,080  Duluth Economic Development Authority, Hospital Facilities Revenue,
                Duluth Clinic (AMBAC Insured)......................................................   6.20    11-01-12    1,121,558
     2,000  Princeton, Fairview Hospital Revenue, Series 1991-C (MBIA Insured).....................   6.25    01-01-21    2,056,200
     1,500  Robbinsdale, North Memorial Medical Center, Series 1993-B (AMBAC Insured)..............   5.50    05-15-23    1,397,835
       750  Wadena County Health Care Facilities Revenue...........................................   7.75    09-01-24      786,143
                                                                                                                        -----------
                                                                                                                          5,361,736
                                                                                                                        -----------
            HOUSING REVENUE (25.5%):
            -----------------------------------------------------------------------------------------------------------------------
     1,000  Brooklyn Center, Multi-Family Housing Revenue, Four Courts, AMT........................   7.50(f) 06-01-25    1,001,300
     2,000  Burnsville Multi-Family Mortgage Revenue, Series A (FSA Insured) ......................   7.10    01-01-30    2,151,080
     1,000  Edina HRA, Edina Park Plaza (FHA Insured)..............................................   7.70    12-01-28    1,046,430
     1,000  Minneapolis, Findley Place, Series 1994, AMT...........................................   7.00(f) 12-01-16    1,044,100
     2,175  Minneapolis Multi-Family Housing Revenue, Olson Townhomes, AMT.........................   6.00(f) 12-01-19    2,109,337
     1,585  Minnesota HFA, Single Family Mortgage Revenue, Series 1991-A, AMT (FHA Insured)........   7.45(f) 07-01-22    1,660,684
       750  Minnesota HFA, Single Family Mortgage Revenue, Series C, AMT (FHA Insured).............   9.00(f) 08-01-18      770,520
                                                                                                                        -----------
                                                                                                                          9,783,451
                                                                                                                        -----------
            INDUSTRIAL REVENUE (11.0%):
            -----------------------------------------------------------------------------------------------------------------------
     1,505  Bass Brook PCR, Minnesota Power and Light..............................................   6.00    07-01-22    1,492,463
     2,820  Minnesota Public Facility Authority, Water Pollution Control...........................   5.40    03-01-15    2,734,272
                                                                                                                        -----------
                                                                                                                          4,226,735
                                                                                                                        -----------
            POLLUTION CONTROL REVENUE (2.6%):
            -----------------------------------------------------------------------------------------------------------------------
     1,000  Cloquet-Minnesota, Pollution Control Revenue, Potlach Corporation Project .............   5.90    10-01-26      996,670
                                                                                                                        -----------



See accompanying notes to investments in securities.




VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.
INVESTMENTS IN SECURITIES  (CONTINUED)                                                                               MARCH 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL
  AMOUNT                                                                                             COUPON                MARKET
  ($000)    NAME OF ISSUER (b)                                                                        RATE    MATURITY    VALUE (a)
-----------------------------------------------------------------------------------------------------------------------------------
            PRE-REFUNDED/ESCROW (12.2%):
            -----------------------------------------------------------------------------------------------------------------------
    $  420  Duluth Economic Development Authority, Hospital Facilities Revenue,
                Duluth Clinic (AMBAC Insured)......................................................   6.20%   11-01-12  $   452,836
     1,300  St. Paul HRA, Sales Tax Revenue, Civic Center (MBIA Insured)...........................   5.55    11-01-23    1,282,684
     2,580  University of Minnesota Hospital.......................................................   6.75    12-01-16    2,928,403
                                                                                                                        -----------
                                                                                                                          4,663,923
                                                                                                                        -----------
            TRANSPORTATION REVENUE (3.2%):
            -----------------------------------------------------------------------------------------------------------------------
     1,300  Puerto Rico Commonwealth, Highway & Transportation Authority...........................   5.50    07-01-26    1,210,755
                                                                                                                        -----------
            UTILITY REVENUE (8.7%):
            -----------------------------------------------------------------------------------------------------------------------
     1,500  Moorhead Public Utilities Revenue (MBIA Insured).......................................   6.25    11-01-12    1,566,540
     1,800  Southern Minnesota Municipal Power Agency (FGIC Insured)...............................   5.75    01-01-18    1,789,038
                                                                                                                        -----------
                                                                                                                          3,355,578
                                                                                                                        -----------
                   TOTAL MUNICIPAL BONDS (cost: $36,426,305)                                                             37,234,335
                                                                                                                        -----------
            SHORT-TERM SECURITIES (1.2%):
            -----------------------------------------------------------------------------------------------------------------------
       475  Federated Minnesota Municipal Cash Trust...............................................   3.27(c)               475,000
                                                                                                                        -----------
                   TOTAL SHORT-TERM SECURITIES (cost: $475,000)                                                             475,000
                                                                                                                        -----------
                   TOTAL INVESTMENTS IN SECURITIES (cost: $36,901,305) (d)                                              $37,709,335
                                                                                                                        ===========


See accompanying notes to investments in securities.



VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
INVESTMENTS IN SECURITIES                                                                                            MARCH 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL
  AMOUNT                                                                                             COUPON                MARKET
  ($000)    NAME OF ISSUER (b)                                                                        RATE    MATURITY    VALUE (a)
-----------------------------------------------------------------------------------------------------------------------------------
            (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL NET ASSETS.)
            ARIZONA MUNICIPAL BONDS  (98.6%):
            CERTIFICATES OF PARTICIPATION (1.6%)
            -----------------------------------------------------------------------------------------------------------------------
    $1,100  Tucson.................................................................................   5.60%   07-01-11  $ 1,074,590
                                                                                                                        -----------
            EDUCATION REVENUE (3.2%):
            -----------------------------------------------------------------------------------------------------------------------
     1,000  University of Arizona..................................................................   6.25    06-01-11    1,053,510
     1,000  University of Arizona..................................................................   6.35    06-01-14    1,051,200
                                                                                                                        -----------
                                                                                                                          2,104,710
                                                                                                                        -----------
            GENERAL OBLIGATION (32.4%):
            -----------------------------------------------------------------------------------------------------------------------
     1,500  Eagle Mountain Community Facilities, District A2.......................................   6.40    07-01-17    1,526,430
     3,400  Maricopa County, Alhambra Elementary School District #68 (AMBAC Insured)...............   5.63    07-01-13    3,372,868
     2,000  Maricopa County Unified School District #4 (FGIC Insured)..............................   5.55    07-01-10    2,008,820
     3,000  Maricopa County Unified School District #11............................................   5.50    07-01-10    2,974,680
     1,400  Maricopa County Unified School District #38 (MBIA Insured).............................   5.50    07-01-10    1,399,874
     1,500  Maricopa County Unified School District #41 (FSA Insured)..............................   6.25    07-01-15    1,565,130
     1,000  Maricopa County, Washington Elementary Unified School District #6 (AMBAC Insured)......   5.38    07-01-14      969,850
     1,800  Mesa General Obligation Project of 1987 (MBIA Insured).................................   5.70    07-01-08    1,847,448
     1,500  Mohave County Unified School District #1 (FGIC Insured)................................   5.90    07-01-15    1,524,510
       575  Mohave County Unified School District #1 (FGIC Insured)................................   5.70    07-01-09      588,375
     2,000  Pima County Unified School District #6 (FGIC Insured)..................................   5.75    07-01-12    2,022,040
       600  Santa Cruz Valley Unified School District #35 (AMBAC Insured)..........................   5.80    07-01-09      617,280
     1,000  Tempe, Series B........................................................................   6.00    07-01-12    1,024,450
                                                                                                                        -----------
                                                                                                                         21,441,755
                                                                                                                        -----------
            HEALTH CARE REVENUE (15.7%):
            -----------------------------------------------------------------------------------------------------------------------
     1,500  Arizona Hospital Health Facilities Authority (MBIA Insured)............................   6.25    09-01-11    1,589,535
     1,750  Maricopa County Health Facilities, Catholic Health Care West, Series A (MBIA Insured)..   5.75    07-01-11    1,761,147
     1,100  Maricopa County Health Facilities, Catholic Health Care West, Series A (MBIA Insured)..   6.00    07-01-21    1,083,302
       300  Maricopa County Industrial Development Authority, Baptist Hospital (MBIA Insured)......   5.50    09-01-13      294,267
       500  Mohave County Industrial Development Authority, Baptist Hospital (MBIA Insured)........   5.50    09-01-21      471,190
       150  Mohave County Baptist Hospital (MBIA Insured)..........................................   5.75    09-01-26      148,521
     1,100  Phoenix Industrial Development Authority, John C. Lincoln Hospital (FSA Insured).......   5.50    12-01-13    1,070,674
     1,250  Scottsdale Industrial Development Authority, Scottsdale Memorial Hospital
                (AMBAC Insured)....................................................................   5.25    09-01-18    1,141,950
     1,360  University of Arizona Medical Center (MBIA Insured)....................................   5.00    07-01-13    1,251,744
       700  University of Arizona Medical Center (MBIA Insured)....................................   6.25    07-01-16      720,853
     1,000  University of Arizona Medical Center (MBIA Insured)....................................   5.00    07-01-21      877,610
                                                                                                                        -----------
                                                                                                                         10,410,793
                                                                                                                        -----------
            HOUSING REVENUE (7.9%):
            -----------------------------------------------------------------------------------------------------------------------
     1,000  Maricopa County Industrial Development Authority, Tempe Grove Apartments, AMT
                 (GNMA Backed).....................................................................   6.15(f) 07-20-28      995,760
     1,230  Peoria Multi-Family Housing Mortgage Revenue (GNMA Backed).............................   7.30    02-20-28    1,330,184
       500  Phoenix Industrial Development Authority, Multi-Family Mortgage Revenue
                (FHA Insured)......................................................................   6.80    11-01-25      518,935
     2,305  Tempe Industrial Development Authority, Multi-Family Mortgage Revenue
                (FHA Insured)......................................................................   6.13    06-01-10    2,357,462
                                                                                                                        -----------
                                                                                                                          5,202,341
                                                                                                                        -----------


See accompanying notes to investments in securities.



VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
INVESTMENTS IN SECURITIES  (CONTINUED)                                                                               MARCH 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL
  AMOUNT                                                                                             COUPON                MARKET
  ($000)    NAME OF ISSUER (b)                                                                        RATE    MATURITY    VALUE (a)
-----------------------------------------------------------------------------------------------------------------------------------
            INDUSTRIAL REVENUE (4.0%):
            -----------------------------------------------------------------------------------------------------------------------
    $1,750  Maricopa County Stadium District (MBIA Insured)........................................   5.50%   07-01-13  $ 1,716,697
     1,000  Navajo County Pollution Control Corporation (AMBAC Insured)............................   5.50    08-15-28      930,960
                                                                                                                        -----------
                                                                                                                          2,647,657
                                                                                                                        -----------
            LEASE REVENUE (2.0%):
            -----------------------------------------------------------------------------------------------------------------------
     1,300  Scottsdale Municipal Property Corporation (FGIC Insured)...............................   6.25    11-01-14    1,346,254
                                                                                                                        -----------
            SALES TAX REVENUE (3.4%):
            -----------------------------------------------------------------------------------------------------------------------
     2,290  Oro Valley, Canada Hills Water Revenue (MBIA Insured)..................................   5.45    07-01-14    2,236,757
                                                                                                                        -----------
            TRANSPORTATION REVENUE (11.1%):
            -----------------------------------------------------------------------------------------------------------------------
     1,000  Arizona State Transportation Board.....................................................   5.25    07-01-09      992,780
     1,300  City of Phoenix, Junior Lien Street & Highway (FGIC Insured)...........................   6.25    07-01-11    1,355,939
     2,000  Tucson Airport Authority Revenue Funding (MBIA Insured)................................   5.70    06-01-13    2,001,640
     3,000  Tucson Street & Highway User Revenue (MBIA Insured)....................................   5.50    07-01-12    2,960,160
                                                                                                                        -----------
                                                                                                                          7,310,519
                                                                                                                        -----------
            UTILITY REVENUE (17.3%):
            -----------------------------------------------------------------------------------------------------------------------
     1,150  Chandler Water & Sewer (FGIC Insured)..................................................   5.00    07-01-09    1,103,103
     2,000  Phoenix Civic Improvement Corporation (AMBAC Insured)..................................   5.50    07-01-21    1,880,160
     1,000  Phoenix Civic Improvement Corporation, Water System Revenue, Junior Lien...............   5.60    07-01-18      969,710
     2,000  Phoenix Water System Revenue...........................................................   5.50    07-01-22    1,900,460
     2,000  Salt River Project, Electric System Revenue............................................   6.25    01-01-27    2,066,360
     3,500  Tucson Water Revenue Refunding, Series A (FGIC Insured)................................   5.75    07-01-18    3,491,145
                                                                                                                        -----------
                                                                                                                         11,410,938
                                                                                                                        -----------
                   TOTAL INVESTMENTS IN SECURITIES (cost: $64,389,685) (d)                                              $65,186,314
                                                                                                                        ===========


See accompanying notes to investments in securities.



VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
INVESTMENTS IN SECURITIES                                                                                            MARCH 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL
  AMOUNT                                                                                             COUPON                MARKET
  ($000)    NAME OF ISSUER (b)                                                                        RATE    MATURITY    VALUE (a)
-----------------------------------------------------------------------------------------------------------------------------------
            (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL NET ASSETS.)
            FLORIDA MUNICIPAL BONDS  (97.8%):
            CERTIFICATES OF PARTICIPATION (13.0%)
            -----------------------------------------------------------------------------------------------------------------------
    $1,000  Dade County School Board Revenue (AMBAC Insured).......................................   5.60%   08-01-17  $   972,720
     5,000  Escambia County School District Revenue (MBIA Insured).................................   5.50    02-01-22    4,740,550
     1,250  St. Lucie School Board Revenue (FSA Insured)...........................................   5.38    07-01-19    1,167,688
                                                                                                                        -----------
                                                                                                                          6,880,958
                                                                                                                        -----------
            EDUCATION (5.0%):
            -----------------------------------------------------------------------------------------------------------------------
     1,250  State of Florida Board of Regents, University System Improvements Revenue
                (MBIA Insured).....................................................................   5.63    07-01-21    1,204,275
     1,500  Volusia Education Facilities Authority Revenue, Stetson Univeristy
                (MBIA Insured).....................................................................   5.50    06-01-17    1,439,895
                                                                                                                        -----------
                                                                                                                          2,644,170
                                                                                                                        -----------
            GENERAL OBLIGATION  (2.0%):
            -----------------------------------------------------------------------------------------------------------------------
     1,000  Dade County Seaport (AMBAC Insured)....................................................   6.25    10-01-21    1,069,910
                                                                                                                        -----------
            HEALTH CARE (20.2%):
            -----------------------------------------------------------------------------------------------------------------------
     1,000  Hillsborough County Industrial Development Authority Revenue, Alleghany Health System
                (MBIA Insured).....................................................................   5.75    12-01-21      975,470
     2,500  Lakeland Hospital System Revenue, Lakeland Regional Medical Center
                (FGIC Insured).....................................................................   5.75    11-15-15    2,474,475
     1,500  Orange County Health Facilities Authority Revenue, Adventist Health System
                 (AMBAC Insured)...................................................................   5.75    11-15-25    1,460,880
     2,000  Orange County Health Facilities Authority Revenue, Orlando Regional Health
                 (MBIA Insured)....................................................................   6.25    10-01-18    2,130,200
     1,500  Palm Beach County Health Facilities Authority Revenue, Jupiter Medical Center
                Project (FSA Insured)..............................................................   5.25    08-01-18    1,368,855
     2,405  Venice Health Care Revenue, Bon Secours Health System Project (MBIA Insured)...........   5.60    08-15-16    2,322,172
                                                                                                                        -----------
                                                                                                                         10,732,052
                                                                                                                        -----------
            HOUSING (9.7%):
            -----------------------------------------------------------------------------------------------------------------------
     2,510  Florida State Housing Revenue, Leigh Meadows Project, AMT (AMBAC Insured)..............   6.30(f) 09-01-36    2,526,064
     1,120  Florida State Housing Revenue, Woodbridge Project, AMT (AMBAC Insured).................   6.05(f) 12-01-16    1,127,347
     1,500  Florida State Housing Revenue, Woodbridge Project, AMT (AMBAC Insured).................   6.25(f) 06-01-36    1,503,540
                                                                                                                        -----------
                                                                                                                          5,156,951
                                                                                                                        -----------


See accompanying notes to investments in securities.



VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
INVESTMENTS IN SECURITIES  (CONTINUED)                                                                               MARCH 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL
  AMOUNT                                                                                             COUPON                MARKET
  ($000)    NAME OF ISSUER (b)                                                                        RATE    MATURITY    VALUE (a)
-----------------------------------------------------------------------------------------------------------------------------------
            SALES TAX & MISCELLANEOUS REVENUE  (26.2%):
            -----------------------------------------------------------------------------------------------------------------------
    $1,500  Boca Raton Community Redevelopment Tax Increment Revenue, Minzer Park Project
                (FGIC Insured).....................................................................   5.88%   03-01-13  $ 1,517,730
     1,000  Dade County Professional Sports Franchise Facilities Revenue (FGIC Insured)............   6.00    10-01-22    1,007,190
     2,250  Florida Ports Financing Commission Revenue, AMT (MBIA Insured).........................   5.38(f) 06-01-27    2,054,812
     1,000  Miami Beach Resort Tax Revenue (AMBAC Insured).........................................   5.50    10-01-16      960,730
     3,000  Orange County Public Service Tax Revenue (FGIC Insured)................................   6.00    10-01-24    3,027,900
     1,000  Orange County Sales Tax Revenue (FGIC Insured).........................................   6.13    01-01-19    1,011,150
     2,300  Reedy Creek Improvement District Revenue (MBIA Insured)................................   5.75    06-01-13    2,317,664
     1,000  Tampa Utilities Tax Revenue (AMBAC Insured)............................................   6.00    10-01-15    1,010,580
     1,000  Village Center Community Development District Revenue (MBIA Insured)...................   5.85    11-01-16    1,007,470
                                                                                                                        -----------
                                                                                                                         13,915,226
                                                                                                                        -----------
            TRANSPORTATION (5.6%):
            -----------------------------------------------------------------------------------------------------------------------
     1,500  Dade County Aviation Revenue (MBIA Insured)............................................   5.60    10-01-26    1,435,440
     1,600  Hillsborough County Aviation Authority Revenue, Tampa International Airport
                (FGIC Insured).....................................................................   5.60    10-01-19    1,531,040
                                                                                                                        -----------
                                                                                                                          2,966,480
                                                                                                                        -----------
            UTILITY REVENUE (16.1%):
            -----------------------------------------------------------------------------------------------------------------------
     1,000  City of Panama, Beach Water & Sewer (AMBAC Insured)....................................   5.50    06-01-18      950,760
     1,700  Florida Keys Aqueduct Water Revenue (AMBAC Insured)....................................   5.25    09-01-21    1,551,760
     1,250  Florida State Municipal Power Agency Revenue, St. Lucie Project
                (FGIC Insured).....................................................................   5.70    10-01-16    1,236,950
     1,000  Indian River County Water & Sewer Revenue (FGIC Insured)...............................   5.50    09-01-16      960,770
     1,500  Sarasota County Utility System Revenue (FGIC Insured)..................................   5.50    10-01-22    1,410,120
     2,500  Sunrise Utility System Revenue (AMBAC Insured).........................................   5.75    10-01-26    2,461,600
                                                                                                                        -----------
                                                                                                                          8,571,960
                                                                                                                        -----------
                   TOTAL FLORIDA MUNICIPAL BONDS (cost: $52,054,746)                                                     51,937,707
                                                                                                                        -----------
            SHORT-TERM SECURITIES (0.4%):
            -----------------------------------------------------------------------------------------------------------------------
       227  Federated Tax-Free Obligations Fund....................................................   3.27(c)               227,000
                                                                                                                        -----------
                   TOTAL SHORT-TERM SECURITIES (cost: $227,000)                                                             227,000
                                                                                                                        -----------
                   TOTAL INVESTMENTS IN SECURITIES (cost: $52,281,746) (d)                                              $52,164,707
                                                                                                                        ===========


See accompanying notes to investments in securities.




VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
INVESTMENTS IN SECURITIES                                                                                            MARCH 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL
  AMOUNT                                                                                             COUPON                MARKET
  ($000)    NAME OF ISSUER (b)                                                                        RATE    MATURITY    VALUE (a)
-----------------------------------------------------------------------------------------------------------------------------------
            (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL NET ASSETS.)
            COLORADO MUNICIPAL BONDS (98.1%):
            CERTIFICATES OF PARTICIPATION (1.9%):
            -----------------------------------------------------------------------------------------------------------------------
    $2,000  Arapahoe County Colorado Library District  (MBIA Insured)..............................   5.70%   12-15-10  $ 2,028,980
                                                                                                                        -----------
            EDUCATION REVENUE (9.5%):
            -----------------------------------------------------------------------------------------------------------------------
     2,500  Aurora Educational Development Revenue (Connie Lee Insured)............................   6.00    10-15-15    2,509,850
     1,000  Colorado Mountain College Residence Hall Authority Revenue (MBIA Insured)..............   5.75    06-01-23      998,570
     4,000  Colorado Postsecondary  Education Facility Authority Revenue,
                University of Denver Project (Connie Lee Insured)..................................   6.00    03-01-16    4,009,720
       500  Colorado State Board Community College & Occupational Education Revenue
                (AMBAC Insured)....................................................................   5.75    11-01-11      512,320
     2,000  Colorado State Colleges Board of Trustees, Adams State College (MBIA Insured)..........   5.75    05-15-19    1,994,880
                                                                                                                        -----------
                                                                                                                         10,025,340
                                                                                                                        -----------
            GENERAL OBLIGATION (31.5%):
            -----------------------------------------------------------------------------------------------------------------------
     2,350  Adams & Weld Counties School District #27J, Brighton (FGIC Insured)....................   5.60    12-01-12    2,343,984
     2,000  Adams County School District #12, Five Star (FGIC Insured).............................   5.40    12-15-16    1,926,120
     1,250  Adams County School District #12, Five Star (FGIC Insured).............................   5.40    12-15-15    1,209,325
     1,000  Archuleta & Hinsdale Counties School District #50JT (MBIA Insured).....................   5.50    12-01-14      976,700
     4,000  Archuleta & Hinsdale Counties School District #50JT (MBIA Insured).....................   5.55    12-01-20    3,846,920
     1,200  Brighton County (FSA Insured)..........................................................   5.50    12-01-11    1,198,704
     1,000  Eagle Garfield & Routt Counties School District #Re-50J (FGIC Insured).................   6.30    12-01-12    1,055,430
     1,000  El Paso County School District #20 (MBIA Insured)......................................   5.63    12-15-16      987,600
     3,000  El Paso County School District #20 (AMBAC Insured).....................................   5.63    12-15-16    2,924,790
     2,435  Jefferson County School District #R-001 (AMBAC Insured )...............................   6.25    12-15-12    2,530,111
     1,575  Jefferson County School District #R-001 (AMBAC Insured)................................   6.00    12-15-12    1,622,770
     1,000  Larimer County School District #R 1, Poudre Improvement (MBIA Insured).................   5.63    12-15-12    1,002,550
     1,000  Larimer & Weld Counties School District #Re-5J (AMBAC Insured).........................   5.75    11-15-20      994,810
     1,700  Larimer & Weld Counties School District #Re-5J (MBIA Insured)..........................   5.75    11-15-20    1,691,177
     1,500  Larimer, Weld, & Boulder Counties School District #R-2J Thompson
                (FGIC Insured).....................................................................   5.45    12-15-16    1,458,225
     1,100  Mesa County Colorado Valley School District #51 Grand Junction
                (MBIA Insured).....................................................................   5.50    12-01-16    1,070,289
     1,675  Mesa County Colorado Valley School District #51 Grand Junction
                (MBIA Insured).....................................................................   5.50    12-01-15    1,636,676
     1,405  Pueblo County (MBIA Insured)...........................................................   5.80    06-01-11    1,429,854
     3,500  Stonegate Metropolitan District (FSA Insured)..........................................   5.50    12-01-21    3,336,410
                                                                                                                        -----------
                                                                                                                         33,242,445
                                                                                                                        -----------
            HEALTH CARE REVENUE (8.9%):
            -----------------------------------------------------------------------------------------------------------------------
     2,625  Colorado Health Facilities Authority Revenue, Boulder Community
                Hospital Project, Series 1994 B (MBIA Insured).....................................   5.88    10-01-23    2,637,311
       250  Colorado Health Facilities Authority Revenue, Childrens Hospital Association
                (MBIA Insured).....................................................................   5.25    10-01-26      229,695
     2,000  Colorado Health Facilities Authority Revenue, North Colorado Medical Center
                (MBIA Insured).....................................................................   5.95    05-15-12    2,034,600
     1,000  Colorado Health Facilities Authority Revenue, North Colorado Medical Center
                 (MBIA Insured)....................................................................   6.00    05-15-20      997,440
     1,000  Colorado Springs Memorial Hospital Revenue (MBIA Insured)..............................   6.00    12-15-24      998,550
     2,510  Logan County Health Care Facilities Revenue, Western Health Network Inc.
                (MBIA Insured).....................................................................   5.90    01-01-19    2,522,123
                                                                                                                        -----------
                                                                                                                          9,419,719
                                                                                                                        -----------


See accompanying notes to investments in securities.



VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
INVESTMENTS IN SECURITIES  (CONTINUED)                                                                               MARCH 31, 1997
-----------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL
  AMOUNT                                                                                             COUPON                MARKET
  ($000)    NAME OF ISSUER (b)                                                                        RATE    MATURITY    VALUE (a)
-----------------------------------------------------------------------------------------------------------------------------------
            HOUSING REVENUE (6.5%):
            -----------------------------------------------------------------------------------------------------------------------
    $5,000  Colorado Housing Finance Authority-Single-Family Housing Series AA
                (MBIA Insured).....................................................................   5.63%   11-01-23 $  4,855,500
     2,000  Snowmass Village Multi-Family Housing, Revenue Refunding
                Essential Function Housing  (FSA Insured)..........................................   6.25    12-15-16    2,052,580
                                                                                                                       ------------
                                                                                                                          6,908,080
                                                                                                                       ------------
            MISCELLANEOUS & SALES TAX REVENUE (5.0%):
            -----------------------------------------------------------------------------------------------------------------------
     1,755  Castle Rock Sales & Use Tax Revenue (FSA Insured)......................................   5.90    06-01-16    1,778,377
     3,500  Douglas County Sales & Use Tax Revenue (MBIA Insured)..................................   5.50    10-15-11    3,486,035
                                                                                                                       ------------
                                                                                                                          5,264,412
                                                                                                                       ------------
            POLLUTION CONTROL REVENUE (1.4%):
            -----------------------------------------------------------------------------------------------------------------------
     1,500  Adams County Pollution Control Revenue Refunding, Public
                Service Company Project, Series A (MBIA Insured)...................................   5.88    04-01-14    1,520,595
                                                                                                                       ------------
            PRE-REFUNDED/ESCROW (5.1%):
            -----------------------------------------------------------------------------------------------------------------------
     5,000  City of Westminster County Sales & Use Tax Refunding Revenue, Series A
                (FGIC Insured).....................................................................   6.25    12-01-02    5,355,600
                                                                                                                       ------------
            TRANSPORTATION REVENUE (19.5%):
            -----------------------------------------------------------------------------------------------------------------------
     4,700  Arapahoe County Capital Improvements Revenue (MBIA Insured)............................   6.05    08-31-15    4,832,399
     1,300  Colorado Springs Airport Revenue, Series A (MBIA Insured)..............................   5.25    01-01-17    1,220,817
     6,000  Denver City & County Airport Revenue, Series A (MBIA Insured)..........................   5.50    11-15-25    5,646,180
     2,500  Denver City & County Airport Revenue, Series A (MBIA Insured)..........................   5.60    11-15-20    2,374,375
     2,000  Denver City & County Airport Revenue, Series D (MBIA Insured)..........................   5.50    11-15-25    1,882,060
     4,500  Regional Transportation District Sales Tax Revenue Refunding
                & Improvement (FGIC Insured).......................................................   6.25    11-01-12    4,671,405
                                                                                                                       ------------
                                                                                                                         20,627,236
                                                                                                                       ------------
            UTILITY REVENUE  (8.8%):
            -----------------------------------------------------------------------------------------------------------------------
     1,000  Left Hand Water District Colorado Water Revenue (MBIA Insured).........................   5.70    11-15-15      999,240
     5,000  Municipal Subdistrict Northern Colorado Water Conservancy District Revenue
                Series F (AMBAC Insured)...........................................................   6.50    12-01-12    5,407,950
     3,000  Platte River Power Authority Colorado Power Revenue (MBIA Insured).....................   5.38    06-01-17    2,852,730
                                                                                                                       ------------
                                                                                                                          9,259,920
                                                                                                                       ------------
                   TOTAL INVESTMENTS IN SECURITIES (cost: $104,131,095) (d)                                            $103,652,327
                                                                                                                       ============


See accompanying notes to investments in securities.


THE VOYAGEUR FUNDS
NOTES TO INVESTMENTS IN SECURITIES
-------------------------------------------------------------------------------


(a) Securities are valued by procedures described in note 2 to the Financial Statements.

(b) Investments in bonds, by rating category as a percentage of total bonds, are as follows:

                                                                 Aaa/AAA      Aa/AA      A/A       Baa      Unrated     Total
                                                                 -------      -----      ---       ---      -------     -----
         Minnesota Municipal Income Fund, Inc...............       52%         15%       17%         5%        11%       100%
         Minnesota Municipal Income Fund II, Inc............       56%         17%       11%        10%         6%       100%
         Minnesota Municipal Income Fund III, Inc...........       58%         10%       14%        13%         5%       100%
         Arizona Municipal Income Fund, Inc.................       80%         13%        7%        --         --        100%
         Florida Insured Municipal Income Fund..............      100%         --        --         --         --        100%
         Colorado Insured Municipal Income Fund, Inc........      100%         --        --         --         --        100%

(c) Dividend yields change daily to reflect current market conditions. Rate shown is the quoted yield as of March 31, 1997.

(d) The cost of securities for federal income tax purposes for Minnesota Municipal, Minnesota Municipal II, Minnesota Municipal III, Arizona Municipal, Florida Insured Municipal and Colorado Insured Municipal was $54,391,035, $155,663,526, $36,901,305, $64,389,685, $52,281,746 and
         $104,131,095, respectively. The aggregate gross unrealized appreciation and depreciation of securities based on these costs were as follows:

                                                                                                           Net
                                                                    Gross              Gross           Unrealized
                                                                  Unrealized         Unrealized        Appreciation/
                                                                 Appreciation      (Depreciation)     (Depreciation)
                                                                 ------------      --------------     --------------
         Minnesota Municipal Income Fund, Inc...............      $2,047,857     $     (51,123)        $1,996,734
         Minnesota Municipal Income Fund II, Inc............       2,045,083        (1,246,358)           798,725
         Minnesota Municipal Income Fund III, Inc...........         991,042          (183,012)           808,030
         Arizona Municipal Income Fund, Inc.................       1,263,550          (466,921)           796,629
         Florida Insured Municipal Income Fund..............         254,585          (371,624)          (117,039)
         Colorado Insured Municipal Income Fund, Inc........         853,699        (1,332,467)          (478,768)

(e) At March 31, 1997, the cost of securities purchased on a when-issued basis was $2,032,740 for Minnesota Municipal Income Fund.

(f) Securities represent private activity bonds issued after August 7, 1986. The interest on these securities is a tax preference item for Alternative Minimum Tax purposes. The ratio of private activity bonds to total net assets as of March 31, 1997 was as follows:

         Minnesota Municipal Income Fund, Inc...............          18.7%
         Minnesota Municipal Income Fund II, Inc............          19.8%
         Minnesota Municipal Income Fund III, Inc...........          17.2%
         Arizona Municipal Income Fund, Inc.................           1.5%
         Florida Insured Municipal Income Fund..............          13.6%
         Colorado Municipal Income Fund, Inc................           0.0%



THE VOYAGEUR FUNDS
SHAREHOLDER MEETING RESULTS
-------------------------------------------------------------------------------

A meeting of the fund's shareholders was held on April 11, 1997. The meeting results including the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-voters with the respect to such matter, are set forth below.

         1. The funds' common and preferred shareholders (preferred shareholders only for Messrs. Longstreth and Madison) elected the following directors:

                                         ARIZONA MUNICIPAL INCOME FUND, INC.

                                                                        Shares          Shares Withholding
                                                                      Voted "For"       Authority to Vote
                                                                      -----------       -----------------
                  Walter P. Babich.................................    2,815,996             34,684
                  Anthony D. Knerr.................................    2,816,330             34,350
                  Ann R. Leven.....................................    2,820,267             30,413
                  W. Thacher Longstreth............................          500               --
                  Thomas F. Madison................................          500               --
                  Jeffrey J. Nick..................................    2,815,330             35,350
                  Charles E. Peck..................................    2,815,531             35,149
                  Wayne A. Stork...................................    2,813,730             36,950


                                     COLORADO INSURED MUNICIPAL INCOME FUND, INC.

                                                                         Shares         Shares Withholding
                                                                       Voted "For"      Authority to Vote
                                                                      -----------       -----------------
                  Walter P. Babich.................................    4,479,722             82,054
                  Anthony D. Knerr.................................    4,477,622             84,154
                  Ann R. Leven.....................................    4,477,622             84,154
                  W. Thacher Longstreth............................          800               --
                  Thomas F. Madison................................          800               --
                  Jeffrey J. Nick..................................    4,477,622             84,154
                  Charles E. Peck..................................    4,478,822             82,954
                  Wayne A. Stork...................................    4,477,622             84,154


                                        FLORIDA INSURED MUNICIPAL INCOME FUND

                                                                        Shares          Shares Withholding
                                                                      Voted "For"       Authority to Vote
                                                                      -----------       -----------------
                  Walter P. Babich.................................    2,168,706             31,231
                  Anthony D. Knerr.................................    2,168,706             31,231
                  Ann R. Leven.....................................    2,168,306             31,631
                  W. Thacher Longstreth............................          334               --
                  Thomas F. Madison................................          334               --
                  Jeffrey J. Nick..................................    2,168,706             31,231
                  Charles E. Peck..................................    2,168,706             31,231
                  Wayne A. Stork...................................    2,168,706             31,231


                                        MINNESOTA MUNICIPAL INCOME FUND, INC.

                                                                        Shares          Shares Withholding
                                                                      Voted "For"       Authority to Vote
                                                                      -----------       -----------------
                  Walter P. Babich.................................    2,234,609             21,199
                  Anthony D. Knerr.................................    2,235,668             20,140
                  Ann R. Leven.....................................    2,235,668             20,140
                  Jeffrey J. Nick..................................    2,234,614             21,194
                  Charles E. Peck..................................    2,233,555             22,253
                  Wayne A. Stork...................................    2,235,668             20,140


                                       MINNESOTA MUNICIPAL INCOME FUND II, INC.

                                                                        Shares          Shares Withholding
                                                                      Voted "For"       Authority to Vote
                                                                      -----------       -----------------
                  Walter P. Babich.................................    6,517,785             79,146
                  Anthony D. Knerr.................................    6,521,930             75,002
                  Ann R. Leven.....................................    6,521,679             75,253
                  W. Thacher Longstreth............................        1,103               --
                  Thomas F. Madison................................        1,103               --
                  Jeffrey J. Nick..................................    6,523,407             76,544
                  Charles E. Peck..................................    6,518,492             78,440
                  Wayne A. Stork...................................    6,520,741             76,191


                                      MINNESOTA MUNICIPAL INCOME FUND III, INC.

                                                                       Shares           Shares Withholding
                                                                      Voted "For"       Authority to Vote
                                                                      -----------       -----------------
                  Walter P. Babich.................................    1,640,820             30,921
                  Anthony D. Knerr.................................    1,640,903             30,838
                  Ann R. Leven.....................................    1,640,903             30,838
                  W. Thacher Longstreth............................    1,640,903             30,838
                  Thomas F. Madison................................    1,640,903             30,838
                  Jeffrey J. Nick..................................    1,640,903             30,838
                  Charles E. Peck..................................    1,632,028             39,713
                  Wayne A. Stork...................................    1,640,603             30,838




THE VOYAGEUR FUNDS
SHAREHOLDER MEETING RESULTS (CONTINUED)
-------------------------------------------------------------------------------

         2. The funds' common and preferred shareholders voted to approve a new Investment Advisory Agreement. The following votes were cast regarding this matter:

                                     Shares          Shares
                                   Voted "For"    Voted "Against"   Abstentions
                                   -----------    ---------------   -----------
                  Arizona           2,722,840         49,846           77,994
                  Colorado          4,359,048         72,603          130,123
                  Florida           2,092,093         67,074           40,435
                  Minnesota         2,164,340         27,115           64,352
                  Minnesota II      6,332,488        121,988          142,455
                  Minnesota III     1,609,666         29,645           32,429


         3. The funds' common and preferred shareholders ratified the selection by a majority of the independent members of the funds' Board of Directors of Ernst and Young as the independent public accountants for the funds. The following votes were cast regarding this matter:

                                     Shares          Shares
                                   Voted "For"    Voted "Against"   Abstentions
                                   -----------    ---------------   -----------
                  Arizona           2,791,684         20,035           38,961
                  Colorado          4,484,702         28,029           49,044
                  Florida           2,162,642         20,175           16,785
                  Minnesota         2,204,055          6,681           45,071
                  Minnesota II      6,496,251         28,749           71,931
                  Minnesota III     1,631,889         21,598           18,253


There were no broker non-votes with this proxy.




VOYAGEUR FUNDS
FEDERAL INCOME TAX INFORMATION
-------------------------------------------------------------------------------

Information for federal income tax purposes is presented as an aid to shareholders in reporting dividend distributions for the fiscal year ended March 31, 1997 shown below. Shareholders must report distributions on a calendar year basis for income tax purposes which may include distributions for portions of two fiscal years. Accordingly, a notification which will reflect the amount to be used for calendar year taxpayers will be mailed in January 1998. Shareholders are advised to consult a tax adviser with respect to the tax consequences of their investment in the Funds.

                                                                                       PER SHARE
                                                     -----------------------------------------------------------------------------
                                                                                                            VOYAGEUR     VOYAGEUR
                                                      VOYAGEUR    VOYAGEUR        VOYAGEUR      VOYAGEUR     FLORIDA     COLORADO
                                                      MINNESOTA   MINNESOTA       MINNESOTA      ARIZONA     INSURED      INSURED
                                                      MUNICIPAL   MUNICIPAL       MUNICIPAL     MUNICIPAL   MUNICIPAL    MUNICIPAL
                                                       INCOME      INCOME          INCOME        INCOME      INCOME       INCOME
                                                     FUND, INC.  FUND II, INC.  FUND III, INC.  FUND, INC.    FUND      FUND, INC.
                                                     ----------  -------------  --------------  ----------  ----------  ----------
Distributions to
Common shareholders from:
Investment income - net (none qualifying for
 for the corporate dividend received deduction):     $   .9300      $   .8081      $   .7481     $   .7631   $   .7481   $   .7256
                                                     =========      =========      =========     =========   =========   =========

Distributions to
Preferred shareholders from:
 Investment income - net (none qualifying for the
   corporate dividend received deduction):
      Series A.....................................  $1,755.17*     $1,752.37      $1,897.40*    $1,714.41   $1,756.89   $1,749.69
      Series B.....................................       --        $1,757.81            --      $1,703.39   $1,757.26   $1,773.57
                                                     =========      =========      =========     =========   =========   =========


*     Represents the single class of preferred stock outstanding.

For federal income tax purposes, 100% for Minnesota Municipal Income Fund, Minnesota Municipal Income Fund II, Florida Insured Municipal Income Fund, 99.95% for Minnesota Municipal Income Fund III, 99.99% for Arizona Municipal Income Fund and 99.75% for Colorado Insured Municipal Income Fund of the above net investment income distributions were derived from interest on securities exempt from federal income tax.





                             INVESTMENT ADVISER AND
                            ACCOUNTING SERVICES AGENT
                          Voyageur Fund Managers, Inc.
                       90 South Seventh Street, Suite 4400
                        Minneapolis, Minnesota 55402-4115
                         (612) 376-7000 / (800) 553-2143

                                 ADMINISTRATORS
                     Mitchell Hutchins Asset Management Inc.
                               New York, New York

                          Princeton Administrators L.P.
                             Plainsboro, New Jersey
                         (on Colorado Insured Municipal
                             Income Fund, Inc. only)

                                    CUSTODIAN
                                First Trust, N.A.
                               St. Paul, Minnesota

                           SHAREHOLDER SERVICING AGENT
                          Norwest Bank Minnesota, N.A.
                           161 North Concord Exchange
                         South St. Paul, Minnesota 55075
                         (612) 450-4064 / (800) 468-9716

                                PREFERRED SHARES
                               REMARKETING AGENTS
                                Smith Barney Inc.
                               New York, New York

                      Merrill Lynch, Pierce, Fenner & Smith
                                  Incorporated
                               New York, New York
                         (on Colorado Insured Municipal
                             Income Fund, Inc. only)

                                     COUNSEL
                            Dorsey & Whitney P.L.L.P
                             Minneapolis, Minnesota

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                             Minneapolis, Minnesota

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

This report, including the financial statements herein, is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or any securities mentioned in this report.







VOYAGEUR
YOUR TAX SENSITIVE INVESTMENT MANAGER


90 South Seventh Street, Suite 4400
Minneapolis, Minnesota 55402-4115






VOY-CESA 3/97